Exhibit 6 J

FAIRGATE CENTRE LTD.
    ("Landlord")

-and-

THE RECLAMATION (U.S.) CORPORATION ("Tenant")

LEASE AGREEMENT

Glynn R. Green, Q. C.
 BLACKADDER LACAVERA Barristers & Solicitors
136 East Main Street, Box 580 Welland, Ontario, L3B 5R3 (905) 735-3620


INDEX (Pages Intentionally Omitted)

PARTIES

Section 1 Demised Premises
Section 2 Term of Lease
Section 3 Basic Rent
Section 4 Deposit
Section 5 Use of Demised Premises
Section 6 Net Lease
Section 7 Tenant Covenants

(a) Basic Rent
(b) Additional Rent

(i) Business Taxes
(ii) Tenants Proportionate Share
(iii) Realty and other Taxes
(iv) Insurance
(v) Building Maintenance Costs and Common Area Operating Costs
(vi) Independent Audit
(vii) Utilities
(viii) Interest

(c)   General Covenants

(i) View state of repair
(ii) Nuisance
(iii) Assignment and Subletting
(iv) Overloading
(v) Alterations
(vi) Removal of Fixtures
(vii) Compliance with statutes
(viii) Signs
(ix) Awnings, drapes and blinds
(x) Indemnification of the Landlord
(xi) Surrender and Termination
(xii) Notice of Damage
(xiii) Electrical, Mechanical, Heating and Air-Conditioning Systems
(xiv) Repairs and Maintenance
(xv) Sprinkler System
(xvi) Condition of Demised Premises
(xvii) Environment
(xviii) Tenant Certificate
(xix) Rules and Regulation

Section 8 Landlord Covenants
Section 9 Lease Subordinate to Mortgage
Section 10 Landlord's Remedies
(a)   Landlord may Perform the Tenant's
       Covenants
(b) Re-entry
(c) Landlord may Re-let
(d) Right to Distrain
(e) Costs
(f) Landlords' Remedies Cumulative

Section 11 Overholding
Section 12 Condonation
Section 13 Construction Liens and Other Liens
Section 14 Landlord Repairs, Alterations or Improvements
Section 15 Landlord Showing Demised Premises
Section 16 Damage and Destruction to Demised Premises
Section 17 Assignment by Landlord as Security
Section 18 Transfer by Landlord
Section 19 No Liability of Landlord
Section 20 Special Conditions

(a) Relocation of Tenant
(b) Right of First Refusal
(c) Option to Renew

Section 21 Notices
Section 22 Registration
Section 23 Agent's Fee
Section 24 Miscellaneous

(a) Indemnitor
(b) Tenant's Financial Statements
(c) Impossibility of Performance
(d) Severability
(e) Applicable Law
(f) Schedules
(g) No Representations

EXECUTION


Schedule A & A-1 Site Plan
Schedule B Rules and regulations

(Schedules intentionally omitted)


THIS LEASE made as of this day of May, 1997

PURSUANT TO THE SHORT FORMS OF LEASES ACT

BETWEEN:

FAIRGATE CENTRE INC.
a corporation incorporated under the laws of the Province of Ontario

(herein called the "Landlord")

OF THE FIRST PART

-and-

THE RECLAMATION (U.S.) CORPORATION a corporation incorporated under the laws of the Province of Ontario

(herein called the "Tenant")

OF THE SECOND PART

1.      Demised Premises:    In  consideration  of  the  rents hereby reserved
and the covenants herein contained on the part of the Tenant, the Landlord hereby leases to the Tenant that part of the building municipally known as 5430 Harvester Road, Burlington Ontario (the "Building") containing approximately 8,954.5 square feet as outlined in blue on Schedule "A" (herein called the "Demised Premises") and outlined in red on Schedule "A-1" attached hereto, together with the right to use the "Common Areas" as defined in subsection 7(b)(v) hereof subject to the provisions of this Lease and to any reasonable rules and regulations prescribed by the Landlord in connection with such Common Areas.

    "Demised Premises" shall exclude the outside fenced-in storage space in the rear (south-west) of building which is lease and occupied by Fox Pools Canada Ltd. the tenant of Unit B and Fox Pools Canada Ltd. shall have unrestricted access to this area.

2.   Term of Lease:   The term of this Lease, unless such term shall be
terminated sooner as herein provided, shall be for

FIVE (5) years from August 1, 1997 to July 31, 2002.

3.    Basic Rent:   The Tenant shall pay to the Landlord,  in lawful money of
Canada without any deduction, set-off or abatement except as expressly provided herein, Basic Rent during the FIRST year hereof in the sum of THIRTY-EIGHT THOUSAND and FIFTY-EIGHT DOLLARS and SEVENTY-FIVE CENTS ($38,058.75) in
equal   monthly installments of THIRTY-ONE HUNDRED AND SEVENTY-ONE DOLLARS AND
FIFTY-SIX CENTS ($3,171.56) commencing on August 1, 1997 and continuing on the
first day of each month thereafter until July 1, 1998.   THEREAFTER the Tenant
shall pay to the Landlord BASIC RENT as set forth on Page 2A hereof. BASIC RENT shall be paid by the Tenant without prior demand to the Landlord's Property Manager, Helstab Enterprises Ltd., 6 Terrace Heights, Fonthill, Ontario, LOS 1EO, Attention: Property Manager, or such other person or at such other place as the Landlord shall from time-to-tome direct in writing. If the term commences on any day other than the first day or ends on any day other than the last day of the calendar month, Basic Rent for the fraction of a month at the commencement and/or end of the term shall be adjusted pro rata.

4. Deposit: The Landlord acknowledges receipt of a cheque in the amount of ELEVEN THOUSAND AND FIFTY-NINE DOLLARS AND SIX CENTS ($11,059.06) being a deposit to be applied by the Landlord on account of the first and last month's installments of Basic Rent and Additional Rent.

BASIC RENT - continued

YEAR 2:   Equal monthly instalments of THIRTY-FIVE HUNDRED AND FORTY-FOUR
DOLLARS AND SIXTY-NINE CENTS ($3,544.69) commencing on August 1, 1998 and continuing on the first day of each month thereafter until July 1, 1999.

YEAR 3: Equal monthly instalments of THIRTY-SEVEN HUNDRED AND THIRTY-ONE DOLLARS AND TWENTY-FIVE CENTS ($3,731.25) commencing on August 1, 1999 and continuing on the first day of each month thereafter until July 1, 2000.

YEAR 4: Equal monthly instalments of THIRTY-NINE HUNDRED AND SEVENTEEN DOLLARS AND EIGHTY-ONE CENTS ($3,917.81) commencing on August 1, 2000 and continuing on the first day of each month thereafter until July 1, 2001.

YEAR 5:   Equal monthly instalments of FORTY-ONE HUNDRED AND FOUR DOLLARS AND
EIGHTY-EIGHT CENTS ($4,104.38) commencing on August 1, 2001 and continuing on the first day of each month thereafter until July 1, 2002.

5. Use of Demised Premises: The Demised Premises shall be used only for the purposes of Manufacturing of Plastic Materials with ancillary office use and the Tenant covenants that it shall not use and shall not cause, suffer or permit the Demised Premises to be used for any other purpose without the Landlord's prior written consent which may be withheld in the Landlord's sole and absolute discretion.

6.           Net Lease:   The Tenant acknowledges,  covenants and agrees,
except as may be otherwise specifically provided herein, that this Lease is a completely net and carefree lease to the Landlord and that the Tenant shall be responsible in addition to Basic Rent and Additional Rent, for all operating expenses in respect of or attributable to the Demised Premises,
including the amount of management fees of  FIVE PER CENT (5%)   paid by the
Landlord to the property manager, and excluding only the cost of fulfillment of the covenants of the Landlord contained herein, mortgage principal and interest payments and the Landlord's income tax which are the responsibility of the Landlord.

7.  Tenant Covenants:

(a)  The Tenant covenants with the Landlord to pay Basic Rent.

(b)  The Tenant covenants with the Landlord to pay Additional Rent as follows:

(i) Business Taxes: To pay the business taxes and all other taxes and assessments levied in respect of any business conducted on the Demised
Premises or in respect of any use or occupancy of the Demised Premises.   It is
acknowledged that the Tenant shall pay all such business taxes directly to the taxing authority.

(ii) Tenants  Proportionate  Share:     The  Tenants proportionate share of the
costs referred to in paragraphs 7(b)(iii), (iv) and the Building Maintenance Costs referred to in paragraph 7(b)(v) shall be computed by multiplying such costs by a fraction, the numerator of which shall be the total number of square feet of the Demised Premises (measured to the outside face of the exterior walls) and the denominator of which shall be the total number of square feet of all rentable space within the Building (measured to the outside face of the
exterior  walls).    The  Tenants proportionate.share of Common Area Operating
Costs referred to in paragraph 7(b)(v) shall be computed by multiplying such costs by a fraction, the numerator of which shall be the total number of square feet of ground floor area within the Demised Premises (measured to the outside face of exterior walls) and the denominator of which shall be the total number of square feet of all rentable space measured as aforesaid in all buildings including the Building shown on the site plan forming part of Schedule A owned by the Landlord from time to time.

(iii) Realty and Other Taxes:

(A) The Landlord will pay and discharge all taxes (including local improvement rates), rates, duties, charges, assessments, impositions, levies and or license fees that may be levied, rated, charged or assessed against the Demised Premises and the Lands by any federal, provincial regional or municipal government, agency or commission including school boards, and utility commissions and without limiting the generality of the foregoing, every other tax, charge or encumbrance upon, or levied or collected upon, or in respect of the Demised Premises, and the Lands or any part thereof, including any business transfer tax, value added tax, multi-stage sales tax, sales tax, goods and service tax, or any like tax imposed on the Landlord by any governmental authority on any rent received or receivable by the Landlord with respect to the Building, including Basic Rent and Additional Rent payable by tenants of any part or parts of the Building, all of which are
hereinafter collectively referred to as "Taxes".   Where used herein, the term
"Tax Year" shall mean the twelve (12) month period established as the tax year by the taxing authorities having jurisdiction over the Demised Premises.

(B) The Tenant shall pay to the Landlord forthwith upon demand by the Landlord, in each Tax Year during the term of this Lease, as Additional Rent, its proportionate share of the Taxes due and payable with respect to the Building and the Lands. It is understood that the Tenant will be required to Pay in each year twelve (12) equal monthly installments to cover the taxes.

(C) If the Tenant or any person occupying the Demised Premises, or any part thereof, through or with the consent of the Tenant shall elect to have the Demised Premises, or any part thereof, assessed for Separate School taxes, the Tenant shall pay to the Landlord, as additional rent, as soon as the amount of the Separate School tax is ascertainable, the amount by which Separate School taxes exceed the amount which would be payable by the Landlord for school taxes had such election not been made.

(D) The Tenant shall have the right, at its own expense, to contest by appropriate legal proceedings the validity of any tax rate, including local improvements assessment or other like charges but may not subject the Landlord
to any liability for failure to pay such amounts.   Prior to contesting any
such amounts the Tenant shall give the Landlord notice of its intention to do so and shall provide the Landlord with copies of all correspondence relating thereto.

(E) Within ninety (90) days of receipt of the final tax bills for each Tax Year, the Landlord will certify to the Tenant the amount of the Taxes and the amount due, if any, or refundable, if any, from the Tenant or Landlord. Within thirty (30) days after receipt of such notice, the Tenant shall pay or the Landlord shall refund, the amount stated therein to be due or refundable.

(F) For the years in which this Lease commences or terminates the provisions of this clause shall apply but the Tenant's liability for Taxes for such year shall be subject to a pro rata adjustment based upon the number of days of the year during which the Demised Premises are occupied by the Tenant.

(iv) Insurance:

(A)   The   Landlord   will   arrange   insurance   at competitive rates on the
Building including, without limitation, fire insurance with multi perils endorsement an the Building, improvements and equipment, in or appurtenant to the Building, in an amount sufficient to cover the full replacement value of the Building such value to be determined annually at the Tenant's expense by a competent general contractor acceptable to both the Landlord and the Tenant acting reasonably; rental income insurance for a period of not  less  than twelve  (12)  months;  boiler,  machinery  and vessel insurance  an  any  such in  the  Building and  public insurance  with  respect to the Building and the Lands and such other insurance as the Landlord or any of its mortgagees reasonably believes is necessary for protection respecting loss of, or damage to, the Building or Landlord's
liability arising therefrom.   The Landlord shall use reasonable efforts to
ensure that there is no duplication in the insurance maintained by the Landlord
and the Tenant pursuant  to this Lease.     The Landlord and Tenant shall
co-operate on the placing of insurance so that any duplication of insurance shall be minimized.

(1) The Tenant shall pay the whole of such additional insurance premiums as may be required to insure any improvements made to the Demised Premises by the Landlord for the Tenant, if any.

(2)   The   Tenant   shall   not   do   or   permit anything  to  be  done  on
the Demised Premises or bring to or keep anything therein or thereon which shall conflict with any insurance policy on the building or its contents, or with any rules, regulations or orders of the Fire Marshall, any fire authority having jurisdiction in the Municipality, or any Underwriters or related Underwriters Associations.

(3) The Tenant shall pay to the Landlord the amount by which any premium for any insurance on the Building (or the buildings on adjacent lands owned by the Landlord) or any of their contents shall be increased during the term, if such increase is caused by the Tenant's occupancy of the Demised Premises.

(4) All public liability insurance shall include the property manager as a named insured.

(B) Subject to (A) above, the Tenant shall pay to the Landlord forthwith upon demand, in each year during the term of this Lease, as Additional Rent, its proportionate share of the insurance costs with respect to the coverage for the Building and the Lands. It is understood that the Tenant will be required to pay its proportionate share of the insurance costs in such amounts and upon such dates so that the Landlord will have received from the Tenant its payment by the due date for payment of such insurance costs.

(C) Within ninety (90) days after the end of each calendar year, or such other 12 month period as the Landlord may designate, the Landlord will certify to the Tenant in reasonable detail, the insurance premium cost for the year and the amount due, if any, or refundable, if any, from the Tenant or Landlord. Within thirty (30) days after receipt of such notice, the Tenant shall pay or the Landlord shall refund, the amount stated therein to be due or refundable.

(D) For the years in which this Lease commences or terminates the provisions of this clause shall apply but the Tenant's liability for insurance premiums for such year shall be subject to a pro rata adjustment based upon the number of days of the year during which the Demised Premises are occupied by the Tenant.

(E) The Tenant covenants and agrees that during the term, and any renewal terms hereof, it shall at its sole cost and expense insure and keep insured its trade fixtures, equipment and leasehold improvements in an amount equal to
their full replacement value.   The Tenant further covenants and agrees that it
shall at its  sole  cost  and  expense  maintain comprehensive  general  public liability insurance with cross liability endorsement against claims for personal injury, death or property damage occurring upon, in or about the
Demised Premises in the minimum amount of $2,000,000.00 per occurrence.   All
insurance required to be carried by the Tenant shall be carried in favour of the Landlord, Tenant, property manager, and if required, the holder of any mortgage of the Demised Premises. The Tenant further covenants and agrees that at no time will it self insure itself directly or through any of its affiliated companies with respect to any insurance required to be maintained by it hereunder and that it will provide copies of all insurance to the Landlord, if requested.

(v)   Building   Maintenance   Costs   and   Common   Area 0perating Costs:

(A) The Landlord will maintain the exterior of the Building in a manner consistent with the standard of a first class industrial/commercia1 complex and pay all exterior building maintenance costs ("Building
Maintenance  Costs").    Building Maintenance Costs include, without
limitation, the total amount paid or due for payment whether by the Landlord or others on behalf of the Landlord for complete exterior maintenance of the Building which is in keeping with maintaining the standard of a first class building in an industrial-commercia1 complex, all repairs and replacements required for such maintenance, the costs of painting and otherwise maintaining the outside of the Building service contracts with independent contractors and all other expenses paid or due for payment by the Landlord in connection with the operation of the exterior of the Building.

(B) The Landlord will operate and maintain the common areas ("Common Areas") being all those areas shown on the site plan forming part of Schedule A not covered by any buildings then owned by the Landlord. The Common Areas shall include, without limitation, all parking areas, access roads, the truck way or ways, driveways, loading areas, pedestrian sidewalks, landscaped and planted areas, retaining walls, lighting facilities, lawn signs and other areas and improvements.

(C)   The Common Areas shall at all times be subject to the exclusive control
and management of the Landlord.   The Landlord shall have the right from time
to time to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and such rules and regulations shall, in all respects, be observed and performed by the Tenant and the concessionaires, employees, licensees, agents, customers, officers and contractors of the Tenant. The Landlord shall have the right to change the areas, location and arrangement of Common Areas, to enter into, modify and terminate easements and other agreements pertaining to the use and maintenance of the Common Areas, to restrict parking by the Tenant, its officers, agents and employees to designated areas, to construct surface parking areas and facilities, to establish and change the level of parking surfaces, to temporarily close all or any portion of parking areas or other Common Areas to such extent as may, in the opinion of the Landlord's counsel, be necessary to prevent a dedication thereof or the accrual of any rights to any person or to the public therein and to do and perform such other acts in and to the said areas and improvements as, in the exercise of objective good business
judgement, the Landlord shall determine  to  be  advisable.    Where
implementation of any of the foregoing rights results in a continuous significant impact on the Tenant's business the consent of the Tenant shall be obtained.

(D) The cost of operating and maintaining the common areas "the Common Area Operating Costs" shall be those required to maintain the Common Areas in a manner consistent with the standard of a first class industrial/commercia1 complex including, without limitation, all casts and expenses of operating, repairing, lighting, cleaning, painting, striping, pumping, insurance, including liability insurance for personal injury, death or property damage, insurance against theft or other casualties, removal of snow, ice and debris; costs and expense of inspecting and depreciation of machinery and equipment used in the operation and maintenance of the Common Areas and personal property taxes and other charges incurred in connection with such equipment; costs and expenses of repairs and replacements of paving, curbs, walkways, landscaping, underground watering system, drainage and lighting facilities; costs and expenses of landscape maintenance.

(E) The Landlord shall have the right to estimate, in advance, the amount that will be payable for Building Maintenance Costs and Common Area Operating
Costs.   Such estimate shall be on a reasonable basis having regard to Building
Maintenance Costs and Common Area Operating Costs in the current and preceding years. The Landlord shall have the right:

(1)   to   require   the   Tenant   to   pay   the estimated  cost  of  the
Building Maintenance Costs and Common Area Operating Costs for a calendar year or such other 12 month period designated by the Landlord by equal monthly installments during each month of such year.

(F) The Tenant shall pay, in each calendar year or such other 12 month period designated by the Landlord during the term of this Lease, as Additional Rent, its proportionate share of the Building Maintenance Costs and Common Area Operating Costs.

(G) The Tenant acknowledges and agrees that upon the sale or disposition by the Landlord of any of the lands shown on the site plan, attached as part of Schedule "A" presently owned by the Landlord (other than the Lands), the Landlord may discontinue its management of those portions of the Common Areas that form part of the lands disposed of and thereupon the calculation of the Tenant's proportionate share of Common Area Operating Costs referred to above shall be amended to reflect the disposition of the lands disposed of (which lands will thereafter not form part of the Common Areas) and no further Common Area Costs shall be incurred by the Landlord with respect to the lands disposed of.

(H)   Within ninety  (90)  days after the end of each year, the Landlord will
certify to the Tenant in  reasonable  detail,   the  Building Maintenance Costs
and Common Area Operating Costs for the year and the amount due, if any, or refundable, if any, from the Tenant or Landlord. Within thirty (30) days after receipt of such notice, the Tenant shall pay or the Landlord shall refund, the amount stated therein to be due or refundable.

(I) For the year in which this Lease commences or terminates the provisions of this clause shall apply but the Tenant's liability for Building Maintenance Costs and Common Area Operating Costs for such years shall be subject to a pro rata adjustment based upon the number of days of the year during which the Demised Premises are occupied by the Tenant.

(vi) Independent Audit: The Tenant shall have the right at any time upon reasonable notice to the Landlord or its agent, to have an independent auditor verify on the Tenant's behalf and at its expense, the documentation supporting the certification in subparagraphs (iii), (iv) and (v) above. Any claim for readjustment based on such audit must be brought within six
(6) months from the end of the year in question and if no such claim is brought within that time, the Tenant shall be deemed to have conclusively accepted
the  Landlord's accounting.    If  such  audit discloses  that  the Tenant has
been overcharged for taxes, insurance, Building Maintenance Costs and Common Area Operating Costs by 5% or greater, the Landlord shall promptly pay to the Tenant the reasonable cost of such audit unless the Landlord shall demonstrate that such audit was in error or was not prepared in accordance with generally accepted accounting practices.

(vii)  Utilities:    To  pay  all  utility  charges  for electricity,  water,
fuel and any other utilities supplied to the Demised premises. The Tenant shall contract with all utilities for the supply thereof, and in no event shall the Landlord be liable for damages arising from the interruption or failure of supply of utilities.

(viii)  Interest:    To  pay  interest  when  Basic  Rent, Additional Rent or
any other amounts payable to the Landlord shall be in arrears at a rate eguivalent to three (3%) per cent per annum in excess of the prime commercial lending rate charged by The Royal Bank of Canada from time to time, until paid, and the Landlord shall have all remedies for the collection of such interest, if unpaid after demand, as in the case of rent in arrears, but this stipulation for interest shall not prejudice or affect any other remedies of the Landlord under this Lease.

(c)   The Tenant covenants with the Landlord as follows:

(i) View state of repair:   To permit the Landlord at all reasonable times to
enter and view the state of repair of the Demised Premises and to comply with all reasonable requirements of the Landlord with regard to the care, maintenance and repair thereof to the extent that the Tenant is responsible under this Lease for such care, maintenance and repair. The Landlord shall use its reasonable efforts to not significantly disrupt the Tenant's business activity.

(ii) Nuisance: To do or not omit to do, or permit to be done or omitted, anything upon or in respect of the Demised Premises or the Common Areas, the doing or omission of which shall be or result in a lawful nuisance.
(iii)  Assignment  and  Subletting:    Not  to  assign  or sublet, in whole or
in part, the Demised Premises, without the prior written consent of the Landlord, such consent not to be unreasonably withheld. If consent to any such assignment or sublet is given by the Landlord, the Tenant shall remain bound by the covenants hereunder until the conclusion of the term and any renewals,
if  applicable.    As  a condition of the granting of  its consent,  the
Landlord may require any assignee, sub-tenant, licensee or occupant of the Demised Premises to execute an agreement whereby he, it or they attorn to and become the tenants of the Landlord as if he, it or they had executed this
lease.   The Tenant shall  furnish  to  the  Landlord  copies  of  any assignment, sublease, licence or other agreement herein contemplated. Provided further that the proposed assignee, subtenant, licensee or occupant of the Demised Premises shall be required to provide financial statements or
other  financial information as the Landlord may require.   The Tenant agrees
to pay all reasonable fees (including reasonable solicitor's fees) relating to the consideration by the Landlord of any request for consent.

(iv) Overloadins:     Not  to  bring  upon  the  Demised Premises  or  the
Common Areas any machinery, equipment or article, or anything that might by reason of its weight or size damage the Demised Premises or the Common Areas and forthwith to repair or pay to the Landlord the cost of making good such damage.

(v)  Alterations:     Not  to  make  any  change  in  or alteration to the
Demised Premises or the Building and mechanical equipment therein or alter the location of any fixtures or affix any fixtures to any part of the roof, walls or floors of the Demised Premises or the Building except insofar as the Tenant may be expressly permitted to do so by permission in writing of the
Landlord  first obtained.    All  Tenant  alterations  shall  be undertaken
only after a Building Permit and all other necessary consents have been obtained. The alterations shall be completed in a manner consistent with a first class building in an industrial commercial complex. Provided that upon the expiry or other termination of this Lease, the Tenant, if requested by the Landlord, shall restore the interior of the Demised Premises to their former condition immediately prior to the installation of such alterations or changes but subsequent to the Landlords work contemplated by Schedule C including the restoration of such standard fixtures as may have been installed by the Landlord, and if not so requested, any such changes or alterations shall become the property of the Landlord except Tenant trade fixtures and equipment which shall remain the property of the Tenant.

(vi) Removal of Fixtures: To remove at the expiration or other termination of this Lease its trade fixtures, improvements and other decorations and equipment, whether affixed to the realty or not, but shall not remove building services installed by or on behalf of the Landlord or Tenant and provided that on such removal it shall make good any damage occasioned by such removal, consistent with the Tenant's obligations to repair.

(vii) Compliance with Statutes: To observe, abide by and comply with all statutes, regulations and by-laws of any federal, provincial or municipal authority which in any way affect the use of the Demised Premises and with all orders and directions made or addressed to the Landlord or to the Tenant and in pursuance of any such statute, regulation or by-law in regard thereto.
To comply promptly with and conform to the requirements in respect of the use of the Demised Premises of every applicable regulation, order and requirement of the Canadian Fire Underwriters' Association or any body having similar functions or of any fire or liability insurance company by which either the Landlord or the Tenant may be insured at any time during the term.
Provided that if the Tenant defaults under the provisions of this clause, the Tenant shall forthwith pay all costs and expenses incurred by the Landlord in curing such default and all such costs and expenses shall be recovered by the Landlord as Additional Rent.

(viii)  Signs:    Not  to  erect  or maintain  any  signs  or advertising
material upon any part of the outside walls of the Demised Premises, or upon either the outside or the inside of the windows or doors thereof unless same is in compliance with the applicable governmental authority and the design and location of such sign(s) have first been approved by the Landlord.

(ix) Awnings, Drapes and Blinds: Not to put up awnings or other similar things on the front and side elevations of the Building. The Tenant may supply drapes or blinds for the Demised Premises at its cost, provided that if such drapes or blinds are visible from the exterior of the Building, the exterior colour of such shall be approved by the Landlord.

(x)   Indemnification of the Landlord:   Provided that the Landlord  has  all
necessary municipal and governmental approvals to construct and maintain the Demised Premises, to indemnify the Landlord against all fines, suits, claims, demands and actions for which the Landlord shall or may become liable or which it may suffer by reason of the occupation of the Demised Premisi~s or use of the Common Areas by the Tenant or by reason of any breach, violation or non-performance by the Tenant of any covenant, term or provision hereof or by reason of any injury occasioned to or suffered by any person or persons or property because of any act, omission or default by the Tenant or any of its servants, employees, agents, sub-lessees, licensees or invitees on the Demised Premises or Common Areas; the covenants of indemnity contained in this Lease shall survive the termination of this Lease notwithstanding anything herein to the contrary.

(xi)  Surrender  and  Termination:     To  surrender  the Demised Premises
peaceably to the Landlord at the expiration or sooner determination of the term in good condition and substantial repair, reasonable wear and tear excepted, together with all improvements or erections which at any time during the said term shall be made therein or thereon, subject to the provisions contained herein.

(xii)  Notice of  Damage:    To give notice  in writing thereof to the Landlord
forthwith upon becoming aware of any substantial damage to the Demised Premises or the Common Areas by any cause.

(xiii) Electrical. Mechanical. Heating and Air Conditioning Systems: To operate the electrical, mechanical, heating, air conditioning and sprinkler systems as a careful owner would throughout the term.



(A) The heating, ventilating and air-conditioning system (the "HVAC System") of the Demised Premises is composed of all heating, ventilating and air-conditioning equipment and facilities provided and maintained by the Landlord and includes from time to time, but is not limited to any roof-top, ceiling or window/wall-mounted heating, ventilating or air-conditioning units installed or maintained by the Landlord; the power facilities of the systems, distribution piping, air-handling mechanisms, fan coil and ventilation units which form part of the system; and monitoring, energy saving and control systems including the thermostat in each of the individual areas within the Demised Premises supplied by the HVAC System; but does not include: (1) the individual, self-contained heating, ventilating and air-conditioning systems in any area the Tenant installs and maintains; (ii) the distribution system within each area installed by or for the Tenant; and (iii) the Tenant maintained ventilation ducts, make-up air facilities, or booster units which are installed by or for the Tenant to satisfy requirements which are in excess of the standard maximum cooling load established by the Landlord, or which result from the production of air which is not suitable far recirculation.

(B) In each rental year, the total costs (the "HVAC Costs") of maintaining and repairing the HVAC System (the "Services"), will be determined by the Landlord. The HVAC Costs include, but are not limited to, costs for labour including fringe benefits, water, chemicals, gases, lubricants, maintenance contracts, all costs incurred by the Landlord in obtaining engineers' advice concerning Supplementary Charges (as
hereinafter  set out).   The Tenant will pay during each rental year, monthly
in advance, as additional rent, a charge (the "KVAC Charge")  being the HVAC
Costs.    The  Tenant's  HVAC  Charge  may  be estimated by the Landlord annually in advance and the Tenant will pay as additional rent, to the Landlord, the Tenant's HVAC Charge as so determined, in monthly instalments in advance during that period.

(C)   If  the  Landlord,   on  the  advice  of  its engineer, determines that
the Tenant's use of the HVAC System imposes abnormal demands on the system, the Tenant agrees to pay an amount determined by the Landlord, acting on the advice of its engineer, as a Supplementary Charge which Supplementary Charge will be payable at the times and in the manner hereinbefore provided for the payment of ordinary HVAC Charges.

(D) The Landlord will maintain, repair and replace the HVAC System, at the Tenant's expense, subject to subsection 8(b) of this Lease.

(E) The Tenant will pay the cost of fuel and electricity and will operate the HVAC System.

(F) The Tenant will not, nor will it permit, anyone to enter on the roof of the Demised Premises for any purpose unless accompanied by a representative designated by the Landlord for that purpose. Damage caused to the HVAC System of the Demised Premises which occurs during any period of time when the Tenant is in default of this subparagraph, will be deemed to have been caused by the Tenant.

(xiv) Repairs and Maintenance: To maintain and keep the Demised Premises and every part thereof in a proper state of repair as a careful owner would do and promptly make all repairs and replacements during the term, reasonable wear and tear and damage by fire, lightning, tempest, acts of god, civil commotion, riots and insurrections only excepted.

(xv)   Sprinkler System:   The parties acknowledge that the Demised Premises do
not at present contain a sprinkler system. If at any time during this Lease or any renewal thereof, as a result of the Tenant's use of the Demised Premises, the Landlord's insurer or any governmental or quasi-governmental authority requires that a sprinkler system be installed in the Demised Premises or that an existing sprinkler system needs to be upgraded, then the Tenant shall forthwith upon demand pay to the Landlord the entire cost of installing a sprinkler system or upgrading the'existing sprinkler system (as the case may
be) and such monies shall be payable to the Landlord as Additional Rent and in
advance of such work being performed.   The Tenant  further covenants to allow
the Landlord and its servants, agents, employees and representatives to enter the Demised Premises to effect the installation or upgrading of such sprinkler system and the. Landlord shall not be responsible to the Tenant for any disturbance or business interruption which may be caused. The Tenant further covenants that in the event any such sprinkler system at any time
malfunctions the Tenant will immediately notify the Landlord.   The Tenant
shall be fully responsible for all increases in insurance premiums caused in and about the Demised Premises including the Common Areas until the alterations have been completed.

(xvi) Condition  of  Demised  Premises:    To  leave  the Demised Premises in a
clean and tidy state.

(xvii) Environment: The Tenant covenants not to carry on any business or operation or permit anything to be done which contravenes any of the provisions of the Environmental Protection Act, R.S.O. 1980, as amended, and shall not permit any objectionable noise or odours, waste or damage on the Demised Premises which is a lawful nuisance or injurious to the Demised Premises or to any of the surrounding buildings or surrounding environment. The Tenant covenants to comply with all applicable environmental standards and to obtain all necessary regulatory permits.

The Landlord and its agents, servants, employees and representatives shall have the right to inspect (including testing) the Demised Premises at any time or times for the purpose of determining whether the operation of the Tenant
complies with the  above  provisions.    In the event that the Landlord,
acting reasonably, determines that the Tenant is in breach of the above covenant, then the Landlord shall provide the Tenant with notice in writing of the breach and the Tenant shall after receipt of such notice immediately commence to rectify such breach at the Tenant's expense and the Tenant shall pay as additional rent the reasonable costs incurred by the Landlord in making such inspection. In the event that the Tenant does not immediately commence to rectify such breach, then the Landlord at its option and in its sole discretion may terminate this Lease without any further notice or may rectify such breach at the cost of the Tenant, and the Tenant shall forthwith upon demand reimburse the Landlord for the cost of rectification and such sum shall be considered to be additional rental under this Lease and collectible as additional rental. Provided further that in the event the Tenant takes action to rectify such breach as noted above, the Tenant shall complete such rectification not later than thirty (30) days after receipt of notice given above by the Landlord. In every event, the Tenant shall be fully responsible for all damage which may be caused as a result of the breach of this clause and shall indemnify the Landlord from all claims arising therefrom.

(xviii) Tenant Certificate:   To furnish within ten (10) days  of  any  request
 from the Landlord or any mortgagee or proposed mortgagee and/or encumbrancer of the Demised Premises or other person designated by the Landlord, a certificate signed by Tenant under its seal evidencing whether or not:

(A)   this Lease is in full force and effect;

(B) this Lease has been modified or amended in any respect and submitting copies of such modification or amendments if any;

(C) there are any existing defaults hereunder to the knowledge of the Tenant and specifying the nature of such default, if any;

(D) there is any rent which has been prepaid or paid in advance except as set out in this Lease and the dates to which the rent, Additional Rent and other charges hereunder have been paid.

(xix) Rules and Regulation:   To observe the rules and regulations  set  out
in Schedule "D" attached hereto, as same may be reasonably amended by the Landlord from time to time.

8.  Landlord Covenants:   The Landlord covenants with Tenant:

(a)   For quiet enjoyment.

(b) To repair or replace for a period of one (1) year from the date that the Tenant first occupies any portion of the Demised Premises any structural defects to the roof, walls, foundations, overhead doors, electrical, mechanical, heating, air conditioning and sprinkler systems found to be defective by reason of design, materials or workmanship; PROVIDED such repairs or replacement are not necessary by reason of the Tenant's or its servants, employees, agents, sublessees, licensees or invitees' negligence in which event costs related thereto shall be paid by the Tenant. The Landlord will assign to the Tenant the benefit of any warranties and guarantees obtained by it with respect to the Demised Premises to the extent that such warranties and guarantees are assignable.

(c)   Intentionally deleted

(d) To be responsible for the cost of the Landlord's covenants contained herein, mortgage principal and interest payments arising from or relating to the Demised Premises and its own income tax.

(e) The Landlord will provide, at its expense, a lawn sign at the front of the Lands in accordance with the Site Plan Agreement with The Corporation of
the City of Burlington.   A plan of such sign has previously been given to an
official of the Tenant. The Tenant is to share both sides of such sign on a
50-50 basis with another tenant for the Building.   The sign referred to herein
shall have white backlit plastic lenses on each side.   The cost of lettering
the sign shall be for the Tenant's account. The Tenant shall not erect signs on the roof, or front and side elevations of the Building situated on the Lands.

9.         Lease Subordinate to Mortgage:   The Tenant shall promptly at any
time required by the Landlord execute all documents and give such further assurances as may be reasonably required to postpone its rights and privileges to the holder of any charge or mortgage, provided that the holder of such charge or mortgage agrees that the Tenant's occupation hereunder shall not be disturbed so long as it observes and performs the covenants contained in the Lease.

10.   Landlord's Remedies:

(a)         Landlord may Perform the Tenant's Covenants:   If the Tenant shall
be in default of any of its covenants, obligations or agreements under this Lease (other than its covenant to pay Basic Rent, Additional Rent or any other amounts due and payable pursuant to this Lease (collectively referred to as "Rent")) and such default shall have continued for fifteen (15) days after written notice thereof by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring the same to be remedied, and the Tenant within such 15 day period fails to commence and thereafter to proceed diligently to cure such default, the Landlord, without prejudice to any other rights which it may have with respect to such default, may remedy such default and the cost thereof to the Landlord together with interest thereon as herein provided from the date such cost was incurred by the Landlord shall be added to the Rent due on the next succeeding date on which Basic Rent is payable and such amount shall thereupon become due and payable as Rent in addition to the regular payment of Basic Rent then due.
The Landlord shall be subrogated to the extent of such payment to all rights, remedies and priorities of the payee of the amounts paid by the Landlord to remedy such default.

(b) Re-entry: An event of default by the Tenant shall occur when:

(i) the Tenant shall be in default in the payment of any Rent, whether lawfully demanded or not:

(ii) the Tenant shall be in default of any of its covenants, obligations or agreements under this Lease (other than its covenant to pay Rent) and such default shall have continued for fifteen (15) days after written notice thereof by the Landlord to the Tenant specifying with reasonable particularity the nature of such default and requiring the same to be remedied and the Tenant within such 15 day period fails to commence and thereafter to proceed diligently to cure such default:

(iii) any property of the Tenant has been seized or sold under a valid writ of execution, or any trustee, receiver, receiver-manager, manager, agent or other like person has been appointed in respect of any property of the Tenant, or the Tenant shall have made an assignment for the benefit of creditors or shall have made any assignment or have had a receiving order made against it under the Bankruptcy Act, or becoming bankrupt or insolvent shall have made application for relief under the provisions of any statute now or hereafter in force concerning bankrupt or insolvent debtors, or any action whatever, legislative or otherwise shall have been taken with a view to the winding up, dissolution or liquidation of the Tenant;

(iv) the Tenant makes any sale in bulk affecting any property on the Demised Premises (other than in accordance with an assignment of this Lease approved in writing by the Landlord and made pursuant to all applicable legislation);

(v) any insurance policy is cancelled or not renewed by an insurer by reason of any particular use or occupation of the Demised Premises; or

(vi) the Demised Premises shall have been vacated or have become vacant or shall have remained unoccupied for a period of 10 consecutive days, or the Leased Premises shall not have been open for business on more than 10 business days in any 12 month period.

         Upon the occurrence of any event of default by the Tenant the then current month's Rent together with the Rent for the 3 months next ensuing shall immediately become due and payable, and the Landlord may terminate this Lease and without notice or any form of legal process whatever may reenter the
Demised  Premises.     Notwithstanding  any  such termination the Tenant shall
pay to the Landlord all loss of Rent suffered by reason of this Lease having been prematurely determined and all damages incurred by the Landlord with respect thereto, including the cost of recovering the Demised Premises, and including the worth at the time of such termination of the excess, if any, of the amount of Rent for the remainder of the Term over the then reasonable Rental value of the Demised Premises for the remainder of the Term.

(c)          Landlord  may  Re-let:     If  the  Landlord  does  not exercise
its option under Subsection 10(b) to terminate this Lease  it  may nevertheless in the events set out in Subsection 10(b) from time to time re-enter the Demised Premises without terminating this Lease, make such alterations and repairs as it may consider to be necessary in order to re-let the Demised Premises, and re-let the Demised Premises or any part thereof as agent for the Tenant for such period or periods (which may extend beyond the
Term) and at such rental or rentals and upon such other terms and conditions as the Landlord in its sole discretion may deem advisable. Upon each such re-letting all rentals received by the Landlord from such re-letting shall be applied, first, to the payment of any costs and expenses of such re-letting, including brokerage fees and solicitors' fees and of the costs of such alterations and repairs; second, to the payment of any indebtedness other than Rent due from the Tenant to the Landlord; third, to the payment of Rent due and unpaid, and the residue, if any, shall be held by the Landlord and applied in payment of future Rent as it may become due and payable. The Tenant shall pay to the Landlord the amount by which the rentals received from such re-letting during any month are less than the Rent payable during that month by
the Tenant.    Notwithstanding  any  such  re-letting  without termination, the
Landlord may at any time thereafter elect to terminate  this  lease.    No
such re-entry or taking of possession by the Landlord shall be construed as an election on its part to terminate this Lease, unless, at the time of or subsequent to such re-entry or taking of possession, a written notice of such intention has been given to the Tenant or unless the termination thereof is decreed by a court of competent jurisdiction.

(a)          Right   to   Distrain:      The   Tenant   waives   and renounces
the benefit of any present or future statute purporting to limit or qualify the Landlord's right to distrain and agrees with the Landlord that upon the happening of any event of default described in Subsection 10(b) the Landlord, in addition to the other rights reserved to it, shall have the right:

(i) to enter the Demised Premises as agent of the Tenant either by force or otherwise without being liable for any prosecution therefor and to take possession of any goods and chattels whatsoever on the Demised Premises, save and except any such goods and chattels as are owned by any occupiers of the Demised Premises other than the Tenant;

(ii) to levy distress against the goods and chattels of the Tenant at any place to which the Tenant or any other person may have moved them, in the same manner as if such goods and property had remained upon the Demised Premises or at any other premises of the Tenant:

(iii) to change the locks on the Demised Premises to prevent the removal by the Tenant or any other person of the goods and chattels which are the subject matter of the distress without thereby reentering the Demised Premises or terminating this lease;

(iv)  to levy distress after dark and on Sundays; and

(v) to sell any goods and chattels seized at public or private sale without notice and to apply the proceeds of such sale on account of the Rent or other sums provided in this Lease to be paid by the Tenant as Rent in arrears or in satisfaction of the default by the Tenant of its covenants, obligations and agreements under this Lease; provided that the Tenant shall remain liable for the deficiency, if any.

          Notwithstanding any term or condition of this Lease or anything contained in any legislation, none of the goods and chattels of the Tenant at any time during the continuance of the Term shall be exempt from levy by distress for Rent or other sums provided in this Lease to be paid by the Tenant as Rent in arrears, and upon any claim being made for such exemption by the Tenant, or upon distress being made by the Landlord, this provision may be pleaded as an estoppel against the Tenant in any action brought to test the rights to the levying upon any such goods as are named as exempted in such legislation, the Tenant waiving as it hereby does all and every benefit that it could or might have with regard thereto.

(e) Costs: The Tenant shall be responsible for and pay to the Landlord as Rent forthwith upon demand all costs incurred by the Landlord, including, without limitation, reasonable compensation for all time expended by the Landlord's own personnel, legal costs on a solicitor and his client basis, and all other costs of any kind whatsoever, arising from or incurred as a result of any default of the Tenant or any enforcement by the Landlord of any of the Tenant's obligations under this Lease.

(f)         Landlords'  Remedies  Cumulative:    The  remedies  of the Landlord
provided for in this Lease are cumulative and not alternatives.

11.        Overholding:   Should the Tenant remain in occupation of the Demised
Premises after expiration of the term wit.hont the consent of the Landlord and in the absence of special written agreement, it shall be asa monthly Tenant at a monthly rent equal to 120% of the Basic Rent payable herein payable on the first day of each and every month and subject in other respects to the terms of this Lease, including those provisions requiring the payment of Additional Rent.

12.        Condonation:     Any  condoning,   excusing  or overlooking by the
Landlord of any default, breach or nonperformance by the Tenant at any time or any covenant, proviso or condition herein contained shall not operate to waive the Landlord's rights under this Lease in respect of any later default, breach or non-observance so as to defeat in any way the rights of the Landlord under this Lease or on any such later default, breach or non-observance and all rights and remedies of the Landlord shall be deemed to be cumulative, not alternative.

13.         Construction  Liens  and  other  Liens:    The Tenant covenants
and agrees that if during the Term any construction lien or other liens or encumbrances (other than those liens or encumbrances that may be permitted under this Lease) are filed or registered against the Lands or the Demised Premises or upon the reversion or other estate of the Landlord therein, as a result of any act or omission of the Tenant or its employees or those for whom the Tenant is at law responsible, the Tenant shall, at is own cost and expense, cause the same to be cancelled and discharged within twenty (20) days after notice of the registration or filing thereof, and if the Tenant shall fail or neglect to do so within the time provided the Landlord may, but without obligation to do so, satisfy, cancel and discharge such lien or encumbrance and may add to the next ensuing instalment of Basic Rent the amount of such lien or encumbrance and all legal and other expenses including counsel fees and bond premiums together with interest thereon from the date of payment, which shall thereupon become due and payable as Additional Rent.

Provided that the Tenant shall not be deemed to be in default under the terms of this Lease for failing to discharge any construction lien or other liens or encumbrances provided the Tenant shall, in good faith, contest the validity of same and shall forthwith upon demand obtain an order of the court of competent jurisdiction discharging the lien or encumbrance from the title to the Lands or the Demised Premises by payment into court or by furnishing to the Landlord security satisfactory to the Landlord, acting reasonably, in nature and amount against all loss or damage which the Landlord might suffer or incur thereby.

14. Landlord Repairs. Alterations or Improvements: The Landlord shall be entitled to enter upon the Demised Premises at any time for the purpose of making repairs, alterations and improvements to the Demised Premises, and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby provided that such repairs, alterations and improvements are effected in a reasonable and expeditious manner so as to not unduly interfere with the Tenant's use of the Demised Premises.

15. Landlord Showing Demised Premises: During the term hereby granted, the Landlord, upon reasonable notice to the Tenant shall be entitled to enter the Demised Premises at all reasonable hours for the purpose of showing them to any prospective purchaser or tenant or the Demised Premises and shall be entitled to affix and maintain upon the Demised Premises notices stating that they are for sale or rent which shall not be disturbed by the Tenant, and to enter the Demised Premises by its servants and agents and any prospective purchaser/tenants during all reasonable hours in order to exhibit
 them  for  sale/rent.    The  Landlord acknowledges that  it shall not be
entitled to show the Demised Premises to prospective tenants or place notices or signs saying the Demised Premises are for rent except during the last 7 months of the Term and only if Tenant has not provided notice that it intends to exercise the right to renew provided far herein.

16.        Damage and Destruction to Demised Premises:    If during the term
hereby demised or any renewal thereof the Demised Premises shall be damaged or destroyed by a peril or perils which is covered by insurance, the Basic Rent shall abate in the proportion (as determined by the Landlord acting reasonably)
 that the part of the Demised Premises rendered unfit for the business purposes of the Tenant bears to the whole of the Demised Premises until the Demised Premises are rebuilt; and the Landlord agrees that it will, with reasonable diligence, repair the Demised Premises unless the Tenant is obligated to repair under the terms hereof or unless this Lease is terminated as hereinafter provided. If the Demised Premises are damaged or destroyed by any cause whatsoever and if, in the opinion of an independent engineer retained by the Landlord (such opinion to be obtained within twenty-one (21) days of such damage or destruction), the Demised Premises cannot be rebuilt or made fit for the business purposes of the Tenant within one hundred and fifty (150) days of the damage or destruction, the Landlord instead of rebuilding or making the Demised Premises fit for the Tenant, may, terminate this Lease by giving the Tenant within thirty (30) days of such damage or such destruction, notice of termination and thereupon Basic Rent, Additional Rent and any other payment for which the Tenant is liable under this Lease shall be apportioned and paid to the date of such damage or destruction and the Tenant shall immediately deliver up possession of the Demised Premises to the Landlord.

17.        Assignment by Landlord as Security:   The Landlord may assign its
right under this Lease to a mortgagee(s) as collateral security for a loan and if such an assignment is made and notification thereof is given to the Tenant by or on behalf of the Landlord, this Lease shall not be cancelled or modified for any reason whatsoever, except as provided for, anticipated or permitted by the terms hereof or by law without the consent in writing of such mortgagee(s) and the obligations of the Landlord under the Lease to the Tenant shall remain unimpaired.

18. Transfer by Landlord: The Landlord at any time and from time to time may sell, transfer, assign or otherwise dispose of the whole or any part of its interest in the Demised Premises. If the party acquiring such interest shall have agreed to assume the covenants, obligations and agreements of the Landlord under this Lease in the same manner and to the same extent as if originally named as the Landlord in this Lease, the Landlord shall thereupon be released from all of its covenants and obligations under this Lease.

19.         No Liability of Landlord:   The Landlord shall not in any event be
liable or responsible in any way for any personal injury or death that may be suffered or sustained by or for any loss of or damage or any injury to any property, including vehicles and contents thereof, belonging to any employee, servant, agent, sub-tenant, licensee, or invitee of the Tenant on the Demised Premises, no matter how caused and in particular, without restricting the generality of the foregoing, which may be caused or occasioned by steam, rainwater and any other water,  sleet,  snow,  ice,  melted sleet, snow
or ice,   which may leak, issue or flow from any part of the Demised Premises or which may leak, issue or flow into the Demised Premises from any other place or quarter or from any water, sprinkler or drainage pipe or plumbing works situate in the Demised Premises or elsewhere or which may be caused or occasioned or attributable to the condition or arrangement of any electrical or other wiring and caused or occasioned by snow or ice or other substances or obstructions on the sidewalks, driveways, roads, streets and grounds on or about, or appurtenant to the Demised Premises, or caused or occasioned by the effective condition or the lack or repair, or disrepair thereof, or by any lack or defect of, any machinery or equipment in the Demised Premises, or in the operation thereof by the Tenant, or by any defects therein or the disrepair or non-repair of the Demised Premises and the Tenant shall indemnify the Landlord from and against all liabilities, claims, demands and causes of action of any nature or expense for such injury, loss, death or damage as aforesaid and the covenants of indemnity herein contained in respect of damage to property, injury or death occurring during the term of this Lease shall survive any termination of this Lease, anything herein to the contrary notwithstanding.

20. Special Conditions:

(a) Relocation of Tenant:

Intentionally deleted

(b)  Right of First Refusal:

Intentionally deleted

(c) Option to Renew: The Tenant shall have the right, if not in default, to renew this lease for One (1) further term of Five (5) years on the same terms and conditions as contained herein, save and except as follows:

(i)  The Lease after renewal shall contain no further option to renew; and,

(ii) The Basic Rent shall be at a rental rate to be negotiated in good faith between the parties and failing agreement shall be established pursuant to The Arbitrations Act of Ontario in effect at the date of renew; and

(iii) Intentionally deleted

and (iv) The Landlord shall not be obligated to do any construction and/or any other work to the Demised Premises and/or the Lands; and

(v) The Tenant gives notice in writing of its intention to renew to the Landlord not less than three (3) months prior to the expiration;

and

(vi) The Tenant shall pay additional rent during each and every renewal period calculated in accordance with paragraph 7(b)

21. Notices: Any Notice required to contemplated by any provision of this Lease shall be sufficiently given, if given in any manner herein specifically provided, or if served personally, or if mailed postage prepaid by registered mail to the Landlord, at Fairgate Centre Inc., P. O. Box 1040, 6 Terrace Heights, Fonthill, Ontario, LOS 1EO, Attention: Property Manager, and to the Tenant at the Demised Premises, or such other addresses as each party may designate in writing and any notice so mailed shall be deemed to have been given on the third business day after mailing. If at the date of any such mailing or on or before such third day thereafter there is a general interruption in the operation of the postal service in Canada which does or is likely to delay delivery by mail of such notice, the notice shall be served personally.

22. Registration: The Tenant shall not register this Lease or other memorandum referring to or describing this Lease or other parts thereof, without the prior written consent of the Landlord. However, both parties shall join in the execution of a Notice of Lease for the purposes of registration in the property Registry or Land Titles Office. Such notice shall conform to the minimum requirements of the Registry Act or Land Titles Act relating thereto. Cost of registration of such Notice(s) to be for the account of the Tenant.

23.  Agent's Fee:

Intentionally deleted


24.  Miscellaneous:

(a) Indemnitor:

Intentionally deleted

(b)   Tenant's Financial Statements:

The Landlord or any mortgagee designated by the Landlord shall have the privilege at any time during the term or any renewal term, upon forty eight
(48) hours advance notice to inspect and review the Tenant's most recent annual audited financial statements, or in the event the Tenant does not prepare annual audited financial statements, the Tenant's mast recent financial statements, on a confidential basis.

The Landlord shall not use any statement acquired hereunder or permit the same to be used for any purpose except for financing or refinancing or sale of the Demised Premises and such statements shall otherwise be kept strictly confidential.

(c)   Impossibility of Performance:   It is understood and agreed that whenever
and to the extent that the Landlord shall be unable to fulfill or shall be delayed or restricted in the fulfillment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material, goods, equipment, service or labour required to enable it to fulfill such obligation, or by reason of any Statute, Law or Order in council, or any regulation or Order passed or made pursuant thereto, or by reason of any other cause beyond its control, whether of the foregoing character or not, the Landlord shall be relieved from the fulfillment of such obligation during the period of such delay and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

(d)   Severabilitv:   If any clause or clauses or part or parts of clauses  in
this Lease be illegal or unenforceable, it or they shall be considered separate and severable from the Lease and the remaining provisions of the Lease shall remain in full force and effect and shall be binding upon the parties hereto as though the said clause or clauses or part or parts of clauses had never been included.

(e)  Applicable Law:   This Lease shall be governed by and in accordance with
the laws of the Province of Ontario.

(f)   Schedules:      The   Schedules   attached   hereto   are incorporated
herein and form part of this Lease.

(g)   No Representations:   The Tenant agrees that no representation or promise
with respect to the Demised Premises has been made by or on behalf of the Landlord except as are herein expressly set forth.

          THIS AGREEMENT and everything herein contained shall enure to the benefit of, and may be taken advantage of, and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto respectively.

         IN WITNESS WHEREOF all parties have affixed their corporate seals under the hands of their officer duly appointed for that purposes.

FAIRGATE CENTRE INC.

(Landlord)

/s/ Edmond Helstab, President

THE RECLAMATION (U.S.) CORPORATION

(Tenant)

/s/ Blaine Froats, Chairman & CEO

Addendum:
Notwithstanding the provisions in paragraph 2. Term of Lease above, the Tenant shall take possession of the Demised Premises on May 5, 1997 and shall pay to the Landlord during the period from May 5, 1997 to July 31, 1997 Basic Rent at NIL Dollars and Additional Rent calculated in accordance with Paragraph 7(b) above and shall observe all other terms and conditions of this Lease in like manner as during the Term of this Lease.

Landlord Initials Tenant Initials

SCHEDULE "A" Site plan

SCHEDULE "B"

                    RULES AND REGULATIONS

1. Tenant shall not perform any acts or carry on any practice which may injure the lands described in schedule B or be a nuisance to any others.

2.       Tenant shall not burn trash or garbage in or about the Demised
Premises.

3. Tenant shall not keep or display any merchandise on or otherwise obstruct any part of the Demised Premises except as is specifically permitted in the Lease.

4. All loading and unloading of merchandise, supplies, materials, garbage, refuse and other chattels shall be made only through or by means of such doorways at the rear of the Demised Premises or as shall be agreed upon by the Tenant and the Landlord in writing from time to time.

5.          Tenant   shall,   upon  written   notice   from  the Landlord,
within five (5) days, furnish the Landlord with the current Provincial License Plate Number of any vehicles owned or used by employees of the Tenant.

6. Tenant shall not bring upon the Demised Premises any equipment, motor or any other thing which might damage the building.

7. Garbage or refuse shall be placed in containers of a type and in a location approved by the Landlord in writing outside the Demised Premises and shall be removed at such time or times as the Landlord shall from time to time advise the Tenant.

8.          No  vehicles,   merchandise,   supplies,   materials, garbage,
refuse or other chattels shall be allowed to remain on any access driveway.

9. No birds or animals shall be kept in or about the Demised Premises nor shall the Tenant operate or permit to be operated any musical or sound producing instrument or device inside or outside the Demised Premises which may be heard outside the Demised Premises.

10. No one shall use the Demised Premises for sleeping apartments or residential purposes, or for the storage of personal effects or articles other than those required for business purposes.

11. No inflammable oils or other inflammable, dangerous or explosive materials shall be kept or permitted to be kept in the Demised Premises. Nothing shall be placed on the outside of windowsills or projections.

12. Tenants shall not place any additional lock upon any door of the Demised Premises without the written consent of the Landlord.

13. Tenants shall not mark, paint, drill into or in any way deface the walls, ceilings, Dartitions, floors or other parts of the Demised Premises except with the prior written consent of Landlord and as it may direct.

14. For the benefit and welfare of all or any tenants of the whole site, the Landlord shall have the right to issue further reasonable Rules and Regulation and such further Rules and Regulations, shall thereupon be binding upon Tenant.




Exhibit 6 K





AGREEMENT AND PLAN OF REORGANIZATION

ENVIRONMENTAL PRODUCTS GROUP INC.

ACQUISITION OF

FORMULATED MOULDINGS (CANADA) INC.



AGREEMENT AND PLAN OF REORGANIZATION



    AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") made as of this 20th day of November, 1998, by and among Environmental Products Group Inc. ("Products"), a Delaware corporation with offices at 152 Main Street, First Floor, Flemington, New Jersey, USA, 08822, and Formulated Mouldings (Canada) Inc. ("FMCI"), with offices at 5430 Harvester Road, Unit A, Burlington, Ontario, Canada, L7L-5N5 and the shareholders of FMCI as set forth on the signature pages hereof ("Shareholders").

PREMISES
    Products desires to acquire all of the issued and outstanding stock of FMCI, so as to make FMCI a wholly-owned subsidiary of Products, the shares of FMCI will be exchanged for shares of Products's common stock, to be exchanged as set out herein with the said shareholders.

PLAN OF REORGANIZATION
    The reorganization will comprise the acquisition by Products of all the outstanding capital stock of FMCI in exchange solely for a part of Products's voting stock. The exchange by the Shareholders of the capital stock of FMCI for voting common stock of Products shall be made upon and subject to the terms and conditions of this Agreement hereinafter set forth and is intended to qualify as a tax free reorganization pursuant to the provisions of Section 368(a) (1) (B) of the Internal Revenue Code of 1986, as amended.

AGREEMENT
    NOW, THEREFORE, in consideration of the promises and respective agreements hereinafter set forth, the aforementioned parties hereby agree as follows:

1.  EXCHANGE OF SHARES
    Products and the Shareholders agree that all of the issued and outstanding shares of common stock of FMCI (the "FMCI Stock") shall be exchanged with Products for the issuance by Products to the shareholders of FMCI of eight million and thirty one thousand and four hundred and twenty six (8,031,426) shares of Common Stock of Products, $.001 par value, per share (the "New Products shares"). The distribution to the Shareholders shall be as follows:

Blaine Froats In Trust       8,031,426 Shares


2.  CLOSING
2.1 Time and Place.

    The closing of the transactions contemplated by Section 1 hereof shall take place at 10:00 A.M., on November 23, 1998, at 5430 Harvester Road, Burlington, Ontario, Canada or such other time and place as the parties hereto shall agree.

2.2 Actions to be taken.

    At the Closing the Shareholders' representative shall assign, transfer, deliver and set over to Products any and all evidence of ownership of the issued and outstanding FMCI Stock duly endorsed and with any required documentary or stamp taxes affixed at the Shareholder's expense so as to make Products the sole owner thereof, free and clear of all liens, claims and encumbrances. At the closing, Products shall issue and deliver to the shareholders the New Products Shares.

3.  REPRESENTATIONS AND WARRANTIES OF THE
SHAREHOLDERS AND FMCI.

    The FMCI and the Shareholders, hereby represent and warrant to Products that, with respect to the FMCI Stock and with respect to FMCI, effective this date, the representations listed below are true and correct, and further covenant and agree that, as of the Closing Date, the following representations will be true and correct.

3.1 Organization and Standing
    FMCI is a corporation duly organized and validly existing and in good standing under the laws of Ontario, Canada and has all requisite corporate power and authority to own its property, to carry on its business as now being conducted and to enter into and carry out the provisions of this Agreement. FMCI is duly licensed and qualified to do business and own properties in each jurisdiction in which it conducts business.

3.2 Capitalization

    The duly authorized capital stock of FMCI consists of an unlimited number of shares of common stock, no par value per share, of which 8,031,426 shares are outstanding, validly issued, fully paid and nonassessable and owned of record by the Shareholders. There are no other securities of FMCI now outstanding or securities on which it is or may be liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive rights), or warrants, rights, options, calls, commitments or other agreements presently outstanding.



3.3 Corporate Records

    A copy of FMCI's Articles of Incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of FMCI as of a recent date, are attached as Schedule 3.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books, if any, of FMCI or any other documents record and reflect the complete and accurate records of all corporate actions taken by the directors and shareholders of FMCI. The stock book or its corporate equivalent of FMCI reflects accurately the foregoing or, in the event that there have in the past been shareholders of FMCI the names of all persons who at any time in the past were record shareholders of FMCI, the number of shares of capital stock held by each such shareholder and the circumstances of any past transfers or redemption's of any shares of FMCI held prior to the date hereof by any person other than the shareholders.


3.4 Subsidiaries

    FMCI owns no securities of any other entity.

3.5 Default Under Loans

    FMCI is not in default in the payment of principal or interest and has fully complied with all other covenants, obligations and conditions of all indebtedness outstanding. No event has occurred which with the passage of time would be a default under any instrument of indebtedness. Attached hereto as
Schedule 3.5 is a complete and accurate list of all indebtedness, in whatever form, of FMCI.

3.6 No Agreement or Court Orders

    FMCI is not a party or subject to or bound by any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contained any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

3.7 Authority

    The execution, delivery and performance of this entire Agreement is subject to agreement of the Board of Directors of and dependent on a vote of agreement by the shareholders of FMCI with a minimum acceptance percentage of eighty percent (80%). FMCI has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of FMCI or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which FMCI is a party or by which it is bound.


3.8 Recent Financial Statements

    FMCI's Representative delivered to Products a Balance Sheet of the Company as of May 31, 1998 (the "Recent Balance Sheet") and the related Statement of Earnings for the fiscal year then ended (the "Recent Income Statement") all attached hereto as Schedule 3.8. Such Recent Balance Sheet and Recent Income Statement being hereinafter sometimes collectively called the "Recent Financial Statement" have been audited by Tinkham & Associates Chartered Accountants. The Recent Financial Statements are true, correct and complete and accurately and truly present the financial condition of FMCI as of the date thereof and the results of its operations for the period therein specified and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements, either on the face thereof or in the notes thereto, include, reflect or disclose all periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of FMCI, as at the date thereof, including all appropriate reserves for taxes and there are no other debts or claims or demands with respect thereof, relating to or arising out of any act, transaction or circumstances which occurred or existed on or before the date of the Recent Balance Sheet, due or payable, except as included, reflected or disclosed on the Recent Balance Sheet. The Recent Income Statement does not contain any item of special or non-recurring income or other income not earned in the ordinary course of business except as expressly specified therein.

3.9 Other Financial Statements

    FMCI has delivered to Products copies of all other financial statements of FMCI, prepared by or for FMCI as of the Closing Date from the date of the Recent Financial Statements, all of which will be true, complete and correct and will have been prepared in accordance with sound generally accepted accounting principles consistently followed throughout the period indicated.

3.10     Liabilities and Obligations

    All liabilities of FMCI and all obligations of FMCI with respect to contracts and commitments which arose or arise after the date of FMCI's Recent Financial Statements and prior to the Closing were or will be incurred only in the ordinary course of business. All liabilities for taxes with respect to the period after the date of FMCI's Recent Financial Statements and prior to the Closing were or will be incurred in the ordinary course of business. Except to the extent reflected, included, disclosed or reserved against in FMCI's recent Balance Sheet. FMCI has no present knowledge of, or present reason to believe in the existence of, any liability of any kind or nature whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities due to or to become due, with respect to any period after the date of FMCI's Recent Balance Sheet and prior to the date of this Agreement.

3.11     Absence of Changes

    Since May 31, 1998, the business of FMCI has been operated and as of the Closing will be operated only in the ordinary course of business, and without limiting the generality of the foregoing, FMCI has not:

    (a) Suffered any materially adverse change in its financial condition, prospects, operations or business.

    (b) Increased the rate of compensation payable to any officer, employee or agent, or granted or accrued any bonus, payment or other benefit due under any pension, incentive, deferred compensation or similar plan to any such person.

    (c) Incurred any labor dispute, work stoppage, sabotage, formal or informal complaint of unfair labor practices, or had any representational proceedings initiated, demand made for the recognition of any union as bargaining agent or any other similar event or condition which has materially and adversely affected its business.

    (d) Incurred any obligation or liability (absolute or contingent) except current liabilities under contracts entered into in the ordinary course of business, none of which materially adversely affects the business or prospects of FMCI.

    (e) Discharged or satisfied any lien, encumbrance, obligation or liability (absolute or contingent) other than current liabilities and obligations shown on the Recent Financial Statements or incurred since the date of the Recent Financial statements in the ordinary course of business.

    (f) Mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except for the ordinary cause of business.

    (g) Sold, transferred, mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except in the ordinary course of business.

    (h) Suffered any extraordinary losses or waived any rights of substantial value.

    (i) Made or declared any distribution or dividend to its shareholders with respect to its capital stock, or otherwise.

(j) Entered into any transaction not in the ordinary course of business other than this Agreement.


3.12     Taxes

    All required national profit tax returns of FMCI have been accurately prepared and duly and timely filed, and all national and local taxes have been paid with respect to the periods covered by such returns.

3.13     Title to Properties

    FMCI has good and marketable title to all the properties and assets it purports to own, including, without limitation, those reflected in its books and records and in its Recent Financial statements (except assets thereafter sold in the ordinary course of business). No properties and assets are subject to a lien or mortgage, except as expressly set forth in its Recent Financial Statements. All of such properties and assets are in good operating condition and repair and conform to all applicable ordinances, regulations and other laws or requirements. All of FMCI's fixtures and improvements to real property, and its use of real property, conform in all material respects with all applicable building, zoning and other laws, ordinances, orders and regulations and applicable public and private covenants or restrictions.

3.14     Title to Stock

    The Shareholders are the owners of the FMCI Stock, which stock constitutes all of the capital stock of FMCI, issued and outstanding, and all of which stock will be delivered by them hereunder, free and clear of all liens, pledges, encumbrances, charges, agreements or claims by or on the part of any persons, firm or corporation, and the Shareholders have good and marketable title thereto with full right and unrestricted power to assign, transfer, and deliver such stock to Products as provided in this Agreement. No right or option to purchase any of the FMCI Stock or any other securities of FMCI exists in favor of any person, firm or corporation.

3.15     Agreements

    FMCI is not in default under any contract, agreement or commitment. No consent of third parties to any contract, agreement or commitment of FMCI is required for the execution or consummation of this Agreement.

3.16     Indebtedness of Officers and Directors

    FMCI is not indebted to the shareholders or to any other person who is or has been an officer, director, or shareholder of FMCI, or to any member of the immediate family of any such person.





3.17     Litigation

    There are no claims, legal actions, suits, arbitrations, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of FMCI or the shareholders threatened against or relating to FMCI, its properties, assets or business and neither FMCI nor the shareholders knows or has reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

3.18     Pension or Benefit Plans

    FMCI has no formal or informal written or unwritten pension, profit-sharing, stock option, or employee benefit or welfare plans of any kind whatsoever, or agreements with any persons for the making or granting of any pension, profit sharing or bonus payments or benefits or any stock options, other than a Commission Bonus Plan for sales employees.

3.19     Relations with Labor

    FMCI is not a party to any collective bargaining agreements and there is no union or collective bargaining agent for FMCI's employees. FMCI has no employment grievances, disputes, or controversies and there are no threats of strikes or work stoppage or demand for the recognition of any union or bargaining agent for any employees.

3.20     Patents

    FMCI is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, patents, patent rights or licenses owned by any person or persons, and there is no such claim or action pending or threatened, with respect thereto.

3.21     Good Standing

    Each license, permit, franchise and authorization of FMCI from any local governmental or other regulatory authority is in good standing and in full force and effect. FMCI does not know of any reason which could cause any of the above to be terminated. There shall not be any termination or suspension after the Closing Date of any or all of the above arising out of, relating to, or caused by (i) any failure to file, or any inadequacy in filing of, any documents, reports and disclosures required under applicable rules and regulations of any local law or agency to be filed by FMCI prior to the Closing Date, (ii) activities of FMCI or its personnel prior to the Closing Date, (iii) any other failure to comply with applicable rules and regulations prior to the Closing Date, or (iv) this Agreement or the transactions contemplated by this Agreement.


3.22     Compliance with Law

    FMCI has complied with all state and local applicable laws, rules, regulations, ordinances and orders applicable to its business or properties including, without limitation, those of any agency or subdivision thereof.
FMCI has duly filed all returns, reports, registration statements and other documents and furnished all information required or requested by any local governmental agency having jurisdiction with respect to FMCI or its business or properties and all of the foregoing are true and complete in all respects and all payments, fees and charges reflected therein as due, or upon any deficiency notice with respect thereto, have been paid. No act of FMCI, including without limitations the issuance and transfers of the capital stock of FMCI, required registration under the Securities Act of 1933, as amended or the applicable Canadian equivalent thereof.

3.23     Continuance of Business

    The businesses now conducted by FMCI are substantially the same as the respective businesses conducted by it throughout the periods covered by its respective financial statements referred to in Section 3.8 and 3.9 hereof, and there has been no material change during any of such periods in the type or nature of its respective services, products, customers, suppliers or methods of operation. FMCI has not received any notification and neither has any reason to believe that any persons or businesses with whom FMCI does business will cease doing business, or any portion of any business, with FMCI.

3.24     Adverse Facts

    No facts are known to FMCI that would materially and adversely affect future operations of FMCI.

3.25     Brokers

    FMCI'sn negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by FMCI directly with Products in such manner, without the intervention of any third parties so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payment.

3.26     Warranties

    No representation, covenant or warranty by FMCI in this Agreement or any statement or certification furnished or to be furnished to Products pursuant to this Agreement or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of material facts or omits or will omit a material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, true and correct.
4.  REPRESENTATION AND WARRANTIES BY PRODUCTS

    Products hereby represents and warrants as follows:

4.1 Organization and Standing

    Products is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and Products has all requisite corporate power and authority to enter into and carry out the provisions of this Agreement. Products owns no property and neither conducts nor carries on any business.

4.2 Capitalization

    The duly authorized capital stock of Products consists of twenty million (20,000,000) shares, par value $.001 per share, of Common Stock, of which a total of 53,417 Products shares are presently outstanding (pre contemplated take-overs and purchases), validly issued, fully paid and non assessable and owned of record by the shareholders in those amounts indicated on a shareholder list, as of a date not more than thirty (30) days prior to the date of this Agreement, certified as accurate by the duly appointed transfer agent of Products, and annexed hereto as Exhibit 4.2 hereof. Except as otherwise noted by Products on the said shareholder list, Products does not know of any beneficial interests in the said outstanding common stock other than the interests of record set forth on such list or on Schedule 4.2 hereto. There are no other securities of Products now outstanding or securities on which it is or may become liable, or securities on which it is or may become liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive right(s), or warrants, rights, options, calls, commitments or other agreements presently outstanding.

4.3 Corporate Records

    A copy of Products's certificate of incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of Products as of a recent date are attached as Schedule 4.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books of Products contain complete and accurate records of all meetings of its stockholders and directors and of all corporate action taken by them to the extent available as at the present date. The shareholder records of Products reflect accurately the names of the record shareholders of Products and the number of shares of capital stock held by each shareholder.



4.4 Subsidiaries

    Products  owns no securities of any other entity.

4.5 Inactive Corporation

    Products has conducted no business activities since 1995 and has no liabilities or assets except as disclosed on Schedule 4.11 attached hereto.

 4.6     Tradable Stock

    All of Products's outstanding Common Stock is presently traded or is eligible to be traded publicly in the over-the-counter market in accordance with regulations pertaining thereto.

4.7 SEC Reporting Obligations

    Products intends to register new Products shares under the Securities Exchange Act of 1934, as amended (the "34 Act") and Products will therefore be required to comply with the reporting requirements of Section 13 of the said 34 Act.

4.8 Default Under Loans

    Products has no outstanding mortgages, loan agreements or indebtedness of any kind, nature or description.

4.9 No Agreements or Court Orders

    Products is not a party to, subject to, or bound by, any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contains any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

4.10     Authority

    The execution, delivery and performance of this Agreement by Products has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of Products or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which Products is a party or by which it is bound.

4.11     Audited Financial Statements

    Prior to or on the Closing Date, Products will deliver to FMCI the audited financial statements & any unaudited interim period (the "Products Financial Statements") through its last fiscal year and any subsequent interim periods.
T
he Products Financial Statements are true, correct and complete and accurately and truly present the financial condition of Products as at the date thereof and the results of its operations for the period therein specified and are prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Products Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of Products as at the date thereof, and there will be no other debts, claims, or demands relating to or arising out of any act, transaction or circumstances which will have occurred or existed on or before the date of the Products Financial Statements. Products is inactive, and represents that it will conduct no business subsequent to the date of the Products Financial Statements.

4.12     Agreements

    Products is not a party to any contract, agreement or commitment and no consent of any third party is required for the execution or consummation of this Agreement.

4.13     Competing Interests

    None of Products's principal shareholders (owning 5% or more of its issued and outstanding common stock), officers or directors, own, directly or indirectly, a material interest in any corporation, partnership, firm or association which is a competitor or potential competitor of FMCI.


4.14     Indebtedness of Officers and Directors

    Products is not indebted to any person who is or has been an officer, director or stockholder of Products or to any member of the immediate family of any such person.

4.15     Litigation

    There are no claims, legal actions, suits, arbitrations, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of Products or threatened against or relating to Products, its assets or activities and Products does not know or have any reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

4.16     Adverse Facts

    No facts are known to Products that would materially and adversely affect the future activities of Products.




4.17     Brokers

    Products's negotiations relative to this Agreement and the transaction contemplated hereby have been carried on by it directly with FMCI and the shareholders in such manner, without the intervention of any third parties, so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payments.

4.18     Confidential Information

    Products shall not, prior to or after the Closing, divulge to third parties any confidential information received from FMCI or the shareholders except as may be required to be disclosed pursuant to applicable law.

5.  CONDUCT OF FMCI'S BUSINESS PRIOR TO THE CLOSING

5.1 Negative Covenants

    FMCI agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of Products, FMCI will not take, or permit to be taken, any of the following actions:

    (a)  Alter or amend its Articles of Incorporation or By-Laws.

    (b) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (c)  Enter into any option, call or commitment with respect to its stock..

    (d) Incur any liability or obligation, except current liabilities in the ordinary course of business and obligations under contracts entered into in the ordinary course of business.

    (e) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors at a rate in excess of the rate of compensation in effect as to such individual, respectively, on the date hereof.

    (f) Enter into any contract or commitment, which is not the ordinary course of business of FMCI or which, does, or could be expected to, materially adversely affect FMCI's business.

    (g) Borrow funds or incur any indebtedness of any nature except in the ordinary course of business.

    (h) Change its banking and safe deposit arrangements, except as in the ordinary course of business.

    (i) Accept, amend or grant any license, patent or trademark, or settle the infringement of any trademark or patent.

    (j) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business, except settlements made by insurers.

5.2 Affirmative Covenants

    FMCI and the Shareholders agree that between the date hereof and the Closing, FMCI will:

    (a) Conduct its business only in the ordinary course and at the place or places said business is conducted.

    (b) Maintain in force the insurance policies presently in force or insurance policies providing substantially the same coverage, under which FMCI is the insured or the beneficiary.

    (c) Preserve its business organization taken as a whole substantially intact, keep available the services of its present officers and employees and preserve the good will of its suppliers, customers and others having business relations with any of them.

(d) Afford to Products and its counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of FMCI's properties, books, contracts, commitments and records, and during said period furnish all information which Products may reasonably request.

6. CONDUCT OF PRODUCTS'S CORPORATE AFFAIRS PRIOR TO THE CLOSING

6.1 Negative Covenants

    Products agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of FMCI and the shareholders, Products will not take, or permit to be taken, any of the following actions:

    (a)  Initiate or engage in any business activities of any kind whatsoever.

    (b) Alter or amend its Articles of Incorporation or By-Laws except to change its name.

    (c) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (d) Enter into any option, call or commitment with respect to its capital stock.

    (f)  Incur any liability or obligation except legal and accounting fees.

    (g) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors.

    (h)  Make any profit sharing, incentive, pension or retirement payment.

(i) Maintains no bank account; therefore cannot change its banking and safe deposit arrangements.

    (j)  Enter into any contract or commitment.

    (k)  Borrow funds or incur any indebtedness.

    (l) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business.

6.2 Affirmative Covenants

    Products agrees that between the date hereof and the Closing, Products will:

    (a) Preserve its organizations taken as a whole substantially intact and keep available the services of its present officers.

    (b) Afford to FMCI and their counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of Products's properties, books, contracts, commitments and records, and during said period furnish all information which FMCI may desire to effectuate this Agreement.

7.  CONDITIONS PRECEDENT TO PRODUCTS'S OBLIGATIONS

    Products's obligations under this Agreement are subject to the fulfillment prior to the Closing of each of the following conditions:

    7.1 FMCI's representations and warranties contained in this Agreement and in any certificate or document delivered to Products pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; FMCI shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    7.2 FMCI shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against FMCI that would materially affect the business of FMCI or the carrying out of this Agreement.

    7.3 Products shall have been furnished with an opinion, dated as of the Closing Date, of counsel to FMCI to the effect that:

    (a) FMCI is a corporation duly organized, validly existing and in good standing under the laws of Ontario, Canada.

    (b) The authorized and issued capital stock of FMCI consists of the number of shares stated in Section 3.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by FMCI and constitutes a legal, valid and binding obligation of FMCI enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, orders, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) FMCI's stock to be delivered to Products under this Agreement will, when so delivered, be validly issued and outstanding and fully paid and non-assessable.

    (f) Except as may be specified by said counsel, he does not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to FMCI or its properties or businesses, or the transactions contemplated by this Agreement.

    7.4 FMCI has not incurred any material adverse change in its assets, liabilities, financial condition, business, prospects or operations since the execution of this Agreement.

    7.5 FMCI shall deliver to Products a certified copy of the resolution of its Board of Directors and Shareholders approving this Agreement and the transaction contemplated hereby.

    7.6 All documents required to be delivered to Products at or prior to the Closing shall have been so delivered.

8.  CONDITIONS PRECEDENT TO  FMCI'S OBLIGATIONS

    FMCI's obligations under this agreement are subject to the fulfillment prior to the closing of each of the following conditions.

    8.1 Products's representations and warranties contained in this Agreement and in any certificate or document delivered to FMCI pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; Products shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    8.2 Products shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against Products that would materially affect the carrying out of this Agreement.

    8.3 FMCI shall have been furnished with an opinion dated as of the Closing date of counsel for Products, to the effect that:

    (a) Products is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) The authorized and issued capital stock of Products consists of the number of shares stated in Section 4.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by Products and constitutes a legal, valid and binding obligation of Products enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, order, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) Except as may be specified by said counsel, they do not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to Products or its activities or assets, or the transactions contemplated by this Agreement.

    8.3 Products shall not have incurred any adverse change in its assets, liabilities, financial condition, activities, prospects or operations.

    8.4 Products shall deliver to the Shareholders of FMCI a certified copy of the resolutions of its Board of Directors approving this Agreement and the transactions contemplated hereby.

8.5 All documents required to be delivered to the Shareholders and FMCI at or prior to the Closing shall have been so delivered.



9.  MISCELLANEOUS

9.1 Survival

    All representations, warranties, covenants and agreements made by any of the parties hereto in this Agreement or in any certificate or instrument delivered by or on behalf of any of them pursuant hereto shall survive the execution and delivery of this Agreement, any investigation that may have been made or may be made at any time by or on behalf of any party hereto, and the consummation of this Agreement.

9.2 Parties in Interest

    This Agreement shall be binding upon and inure to the benefit of and be enforceable by each corporate party hereto and its successors and each individual party hereto and his heirs, personal representatives and successors.
 This Agreement shall not be assigned by any party hereto (except by operation of law) and any such prohibited assignment shall be null and void.

9.3 Expenses and Reorganization

    Each of the parties to this Agreement shall bear their respective expenses relating to this Agreement.

9.4 Governing Law

    This Agreement shall be governed by and construed and enforced under the laws of the State of Delaware without regard to principles of conflicts of law.

9.5 Entire Agreement

    This Agreement contains the entire understanding of the parties hereto with respect to the subject mater herein contained and no amendment, modification or termination of this Agreement shall be valid unless expressed in a written instrument executed by the parties hereto or their respective successors.

9.6 Exhibits

    All Schedules to this Agreement or other certificates or documents delivered pursuant to this Agreement shall be deemed to be a part of this Agreement, whether or not required to be annexed hereto, and shall be initialed by the party required to deliver such Schedule, certificate or document.

9.7 Waiver

    No waiver or any provision of, or any breach or default of this Agreement, shall be considered valid unless in writing and signed by the party giving such waiver and no waiver shall be deemed a waiver of any other provisions or any subsequent breach or default of a similar nature.

9.8 Further Assurances

    Each party to this Agreement will, at the request of the other, execute and deliver to such other party all further endorsements and documents as such other party may reasonably request in order to consummate and perfect the transactions contemplated by this Agreement.

9.9 Counterparts

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

9.10     Headings

    Section headings are contained on this Agreement only for purposes of convenience of reference and shall not affect the interpretation of this Agreement or modify any of its terms or provisions.

9.11     Notices

    Any notice or other communication permitted or required to be given hereunder shall be in writing and shall be deemed to have been given upon receipt by first class registered mail, certified mail, or recognized over-night courier, in all cases with written confirmation of receipt required, addressed to the parties as set forth below:


    To:  PRODUCTS  c/o Gentile & Turpen
                   152 Main Street, First Floor
                   Flemington, New Jersey
                   USA
                   08822


    To:  FMCI           5430 Harvester Road, Unit A
                   Burlington, Ontario
                   Canada
                   L7L-5N5


    Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the other parties.

    IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                   ENVIRONMENTAL PRODUCTS GROUP INC.



                   BY:  /s/Blaine Froats, Chairman & CEO



seal                    BY:  /s/Sean Froats, Secretary/Treasurer





                        SHAREHOLDER




                        BY:  /s/Blaine Froats In Trust



Witness: /s/James Guest



Exhibit 6 L

AGREEMENT AND PLAN OF REORGANIZATION

ENVIRONMENTAL PRODUCTS GROUP INC.

ACQUISITION OF

ENVIRONMENTAL FUEL TECHNOLOGY INC.


AGREEMENT AND PLAN OF REORGANIZATION



    AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") made as of this 20th day of November, 1998, by and among Environmental Products Group Inc. ("Products"), a Delaware corporation with offices at 152 Main Street, First Floor, Flemington, New Jersey, USA, 08822, and Environmental Fuel Techonolgy Inc. ("EFT"), with offices at 5430 Harvester Road, Unit A, Burlington, Ontario, Canada, L7L-5N5 and the shareholders of EFT as set forth on the signature pages hereof ("Shareholders").

PREMISES
    Products desires to acquire all of the issued and outstanding stock of EFT, so as to make EFT a wholly-owned subsidiary of Products, the shares of EFT will be exchanged for shares of Products's common stock, to be exchanged as set out herein with the said shareholders.

PLAN OF REORGANIZATION
    The reorganization will comprise the acquisition by Products of all the outstanding capital stock of EFT in exchange solely for a part of Products's voting stock. The exchange by the Shareholders of the capital stock of EFT for voting common stock of Products shall be made upon and subject to the terms and conditions of this Agreement hereinafter set forth and is intended to qualify as a tax free reorganization pursuant to the provisions of Section 368(a) (1) (B) of the Internal Revenue Code of 1986, as amended.

AGREEMENT
    NOW, THEREFORE, in consideration of the promises and respective agreements hereinafter set forth, the aforementioned parties hereby agree as follows:

1.  EXCHANGE OF SHARES
    Products and the Shareholders agree that all of the issued and outstanding shares of common stock of EFT (the "EFT Stock") shall be exchanged with Products for the issuance by Products to the shareholders of EFT of Five hundred and forty four thousand five hundred (544,500) shares of Common Stock of Products, $.001 par value, per share (the "New Products shares"). The distribution to the Shareholders shall be as follows:

Blaine Froats In Trust      544,500 Common, voting Shares


2.  CLOSING
2.1 Time and Place.

    The closing of the transactions contemplated by Section 1 hereof shall take place at 10:00 A.M., on November 23, 1998, at 5430 Harvester Road, Burlington, Ontario, Canada or such other time and place as the parties hereto shall agree.

2.2 Actions to be taken.

    At the Closing the Shareholders' representative shall assign, transfer, deliver and set over to Products any and all evidence of ownership of the issued and outstanding EFT Stock duly endorsed and with any required documentary or stamp taxes affixed at the Shareholder's expense so as to make Products the sole owner thereof, free and clear of all liens, claims and encumbrances. At the closing, Products shall issue and deliver to the shareholders the New Products Shares.

3.  REPRESENTATIONS AND WARRANTIES OF THE
SHAREHOLDERS AND EFT.

    The EFT and the Shareholders, hereby represent and warrant to Products that, with respect to the EFT Stock and with respect to EFT, effective this date, the representations listed below are true and correct, and further covenant and agree that, as of the Closing Date, the following representations will be true and correct.

3.1 Organization and Standing
    EFT is a corporation duly organized and validly existing and in good standing under the laws of Ontario, Canada and has all requisite corporate power and authority to own its property, to carry on its business as now being conducted and to enter into and carry out the provisions of this Agreement. EFT is duly licensed and qualified to do business and own properties in each jurisdiction in which it conducts business.

3.2 Capitalization

    The duly authorized capital stock of EFT consists of an unlimited number of shares of common stock, no par value per share, of which 544,500 shares are outstanding, validly issued, fully paid and nonassessable and owned of record by the Shareholders. There are no other securities of EFT now outstanding or securities on which it is or may be liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive rights), or warrants, rights, options, calls, commitments or other agreements presently outstanding.


3.3 Corporate Records

    A copy of EFT's Articles of Incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of EFT as of a recent date, are attached as Schedule 3.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books, if any, of EFT or any other documents record and reflect the complete and accurate records of all corporate actions taken by the directors and shareholders of EFT. The stock book or its corporate equivalent of EFT reflects accurately the foregoing or, in the event that there have in the past been shareholders of EFT the names of all persons who at any time in the past were record shareholders of EFT, the number of shares of capital stock held by each such shareholder and the circumstances of any past transfers or redemption's of any shares of EFT held prior to the date hereof by any person other than the shareholders.

3.4 Subsidiaries

    EFT owns no securities of any other entity.

3.5 Default Under Loans

    EFT is not in default in the payment of principal or interest and has fully complied with all other covenants, obligations and conditions of all indebtedness outstanding. No event has occurred which with the passage of time would be a default under any instrument of indebtedness. Attached hereto as
Schedule 3.5 is a complete and accurate list of all indebtedness, in whatever form, of EFT.

3.6 No Agreement or Court Orders

    EFT is not a party or subject to or bound by any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contained any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

3.7 Authority

    The execution, delivery and performance of this entire Agreement is subject to agreement of the Board of Directors of and dependent on a vote of agreement by the shareholders of EFT with a minimum acceptance percentage of eighty percent (80%). EFT has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of EFT or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which EFT is a party or by which it is bound.



3.8 Recent Financial Statements

    EFT's Representative delivered to Products a Balance Sheet of the Company as of May 31, 1998 (the "Recent Balance Sheet") and the related Statement of Earnings for the fiscal year then ended (the "Recent Income Statement") all attached hereto as Schedule 3.8. Such Recent Balance Sheet and Recent Income Statement being hereinafter sometimes collectively called the "Recent Financial Statement" have not been audited. The Recent Financial Statements are true, correct and complete and accurately and truly present the financial condition of EFT as of the date thereof and the results of its operations for the period therein specified and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements, either on the face thereof or in the notes thereto, include, reflect or disclose all periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of EFT, as at the date thereof, including all appropriate reserves for taxes and there are no other debts or claims or demands with respect thereof, relating to or arising out of any act, transaction or circumstances which occurred or existed on or before the date of the Recent Balance Sheet, due or payable, except as included, reflected or disclosed on the Recent Balance Sheet. The Recent Income Statement does not contain any item of special or non-recurring income or other income not earned in the ordinary course of business except as expressly specified therein.

3.9 Other Financial Statements

    EFT has delivered to Products copies of all other financial statements of EFT, prepared by or for EFT as of the Closing Date from the date of the Recent Financial Statements, all of which will be true, complete and correct and will have been prepared in accordance with sound generally accepted accounting principles consistently followed throughout the period indicated.

3.10     Liabilities and Obligations

    All liabilities of EFT and all obligations of EFT with respect to contracts and commitments which arose or arise after the date of EFT's Recent Financial Statements and prior to the Closing were or will be incurred only in the ordinary course of business. All liabilities for taxes with respect to the period after the date of EFT's Recent Financial Statements and prior to the Closing were or will be incurred in the ordinary course of business. Except to the extent reflected, included, disclosed or reserved against in EFT's recent Balance Sheet. EFT has no present knowledge of, or present reason to believe in the existence of, any liability of any kind or nature whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities due to or to become due, with respect to any period after the date of EFT's Recent Balance Sheet and prior to the date of this Agreement.

3.11     Absence of Changes

    Since September 10th, 1998, the business of EFT has been operated and as of the Closing will be operated only in the ordinary course of business, and without limiting the generality of the foregoing, EFT has not:

    (a) Suffered any materially adverse change in its financial condition, prospects, operations or business.

    (b) Increased the rate of compensation payable to any officer, employee or agent, or granted or accrued any bonus, payment or other benefit due under any pension, incentive, deferred compensation or similar plan to any such person.

    (c) Incurred any labor dispute, work stoppage, sabotage, formal or informal complaint of unfair labor practices, or had any representational proceedings initiated, demand made for the recognition of any union as bargaining agent or any other similar event or condition which has materially and adversely affected its business.

    (d) Incurred any obligation or liability (absolute or contingent) except current liabilities under contracts entered into in the ordinary course of business, none of which materially adversely affects the business or prospects of EFT.

    (e) Discharged or satisfied any lien, encumbrance, obligation or liability (absolute or contingent) other than current liabilities and obligations shown on the Recent Financial Statements or incurred since the date of the Recent Financial statements in the ordinary course of business.

    (f) Mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except for the ordinary cause of business.

    (g) Sold, transferred, mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except in the ordinary course of business.

    (h) Suffered any extraordinary losses or waived any rights of substantial value.

    (i) Made or declared any distribution or dividend to its shareholders with respect to its capital stock, or otherwise.

(j) Entered into any transaction not in the ordinary course of business other than this Agreement.




3.12     Taxes

    All required national profit tax returns of EFT have been accurately prepared and duly and timely filed, and all national and local taxes have been paid with respect to the periods covered by such returns.

3.13     Title to Properties

    EFT has good and marketable title to all the properties and assets it purports to own, including, without limitation, those reflected in its books and records and in its Recent Financial statements (except assets thereafter sold in the ordinary course of business). No properties and assets are subject to a lien or mortgage, except as expressly set forth in its Recent Financial Statements. All of such properties and assets are in good operating condition and repair and conform to all applicable ordinances, regulations and other laws or requirements. All of EFT's fixtures and improvements to real property, and its use of real property, conform in all material respects with all applicable building, zoning and other laws, ordinances, orders and regulations and applicable public and private covenants or restrictions.

3.14     Title to Stock

    The Shareholders are the owners of the EFT Stock, which stock constitutes all of the capital stock of EFT, issued and outstanding, and all of which stock will be delivered by them hereunder, free and clear of all liens, pledges, encumbrances, charges, agreements or claims by or on the part of any persons, firm or corporation, and the Shareholders have good and marketable title thereto with full right and unrestricted power to assign, transfer, and deliver such stock to Products as provided in this Agreement. No right or option to purchase any of the EFT Stock or any other securities of EFT exists in favor of any person, firm or corporation.

3.15     Agreements

    EFT is not in default under any contract, agreement or commitment. No consent of third parties to any contract, agreement or commitment of EFT is required for the execution or consummation of this Agreement.

3.16     Indebtedness of Officers and Directors

    EFT is not indebted to the shareholders or to any other person who is or has been an officer, director, or shareholder of EFT, or to any member of the immediate family of any such person.

3.17     Litigation

    There are no claims, legal actions, suits, arbitration's, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of EFT or the shareholders threatened against or relating to EFT, its properties, assets or business and neither EFT nor the shareholders knows or has reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

3.18     Pension or Benefit Plans

    EFT has no formal or informal written or unwritten pension, profit-sharing, stock option, or employee benefit or welfare plans of any kind whatsoever, or agreements with any persons for the making or granting of any pension, profit sharing or bonus payments or benefits or any stock options, other than a Commission Bonus Plan for sales employees.


3.19     Relations with Labor

    EFT is not a party to any collective bargaining agreements and there is no union or collective bargaining agent for EFT's employees. EFT has no employment grievances, disputes, or controversies and there are no threats of strikes or work stoppage or demand for the recognition of any union or bargaining agent for any employees.

3.20     Patents

    EFT is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, patents, patent rights or licenses owned by any person or persons, and there is no such claim or action pending or threatened, with respect thereto.

3.21     Good Standing

    Each license, permit, franchise and authorization of EFT from any local governmental or other regulatory authority is in good standing and in full force and effect. EFT does not know of any reason which could cause any of the above to be terminated. There shall not be any termination or suspension after the Closing Date of any or all of the above arising out of, relating to, or caused by (i) any failure to file, or any inadequacy in filing of, any documents, reports and disclosures required under applicable rules and regulations of any local law or agency to be filed by EFT prior to the Closing Date, (ii) activities of EFT or its personnel prior to the Closing Date, (iii) any other failure to comply with applicable rules and regulations prior to the Closing Date, or (iv) this Agreement or the transactions contemplated by this Agreement.

3.22     Compliance with Law

    EFT has complied with all state and local applicable laws, rules, regulations, ordinances and orders applicable to its business or properties including, without limitation, those of any agency or subdivision thereof. EFT has duly filed all returns, reports, registration statements and other documents and furnished all information required or requested by any local governmental agency having jurisdiction with respect to EFT or its business or properties and all of the foregoing are true and complete in all respects and all payments, fees and charges reflected therein as due, or upon any deficiency notice with respect thereto, have been paid. No act of EFT, including without limitations the issuance and transfers of the capital stock of EFT, required registration under the Securities Act of 1933, as amended or the applicable Canadian equivalent thereof.

3.23     Continuance of Business

    The businesses now conducted by EFT are substantially the same as the respective businesses conducted by it throughout the periods covered by its respective financial statements referred to in Section 3.8 and 3.9 hereof, and there has been no material change during any of such periods in the type or nature of its respective services, products, customers, suppliers or methods of operation. EFT has not received any notification and neither has any reason to believe that any persons or businesses with whom EFT does business will cease doing business, or any portion of any business, with EFT.

3.24     Adverse Facts

    No facts are known to EFT that would materially and adversely affect future operations of EFT.

3.25     Brokers

    EFT's negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by EFT directly with Products in such manner, without the intervention of any third parties so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payment.

3.26     Warranties

    No representation, covenant or warranty by EFT in this Agreement or any statement or certification furnished or to be furnished to Products pursuant to this Agreement or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of material facts or omits or will omit a material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, true and correct.

4.  REPRESENTATION AND WARRANTIES BY PRODUCTS

    Products hereby represents and warrants as follows:

4.1 Organization and Standing

    Products is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and Products has all requisite corporate power and authority to enter into and carry out the provisions of this Agreement. Products owns no property and neither conducts nor carries on any business.

4.2 Capitalization

    The duly authorized capital stock of Products consists of twenty million (20,000,000) shares, par value $.001 per share, of Common Stock, of which a total of 53,417 Products shares are presently outstanding (pre contemplated take-overs and purchases), validly issued, fully paid and non assessable and owned of record by the shareholders in those amounts indicated on a shareholder list, as of a date not more than thirty (30) days prior to the date of this Agreement, certified as accurate by the duly appointed transfer agent of Products, and annexed hereto as Exhibit 4.2 hereof. Except as otherwise noted by Products on the said shareholder list, Products does not know of any beneficial interests in the said outstanding common stock other than the interests of record set forth on such list or on Schedule 4.2 hereto. There are no other securities of Products now outstanding or securities on which it is or may become liable, or securities on which it is or may become liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive right(s), or warrants, rights, options, calls, commitments or other agreements presently outstanding.

4.3 Corporate Records

    A copy of Products's certificate of incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of Products as of a recent date are attached as Schedule 4.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books of Products contain complete and accurate records of all meetings of its stockholders and directors and of all corporate action taken by them to the extent available as at the present date. The shareholder records of Products reflect accurately the names of the record shareholders of Products and the number of shares of capital stock held by each shareholder.

4.4 Subsidiaries

    Products  owns no securities of any other entity.

4.5 Inactive Corporation

    Products has conducted no business activities since 1995 and has no liabilities or assets except as disclosed on Schedule 4.11 attached hereto.

 4.6     Tradable Stock

    All of Products's outstanding Common Stock is presently traded or is eligible to be traded publicly in the over-the-counter market in accordance with regulations pertaining thereto.

4.7 SEC Reporting Obligations

    Products intends to register new Products shares under the Securities Exchange Act of 1934, as amended (the "34 Act") and Products will therefore be required to comply with the reporting requirements of Section 13 of the said 34 Act.

4.8 Default Under Loans

    Products has no outstanding mortgages, loan agreements or indebtedness of any kind, nature or description.

4.9 No Agreements or Court Orders

    Products is not a party to, subject to, or bound by, any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contains any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

4.10     Authority

    The execution, delivery and performance of this Agreement by Products has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of Products or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which Products is a party or by which it is bound.

4.11     Audited Financial Statements

    Prior to or on the Closing Date, Products will deliver to EFT the audited financial statements & any unaudited interim period (the "Products Financial Statements") through its last fiscal year and any subsequent interim periods.
T
he Products Financial Statements are true, correct and complete and accurately and truly present the financial condition of Products as at the date thereof and the results of its operations for the period therein specified and are prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Products Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of Products as at the date thereof, and there will be no other debts, claims, or demands relating to or arising out of any act, transaction or circumstances which will have occurred or existed on or before the date of the Products Financial Statements. Products is inactive, and represents that it will conduct no business subsequent to the date of the Products Financial Statements.

4.12     Agreements

    Products is not a party to any contract, agreement or commitment and no consent of any third party is required for the execution or consummation of this Agreement.

4.13     Competing Interests

    None of Products's principal shareholders (owning 5% or more of its issued and outstanding common stock), officers or directors, own, directly or indirectly, a material interest in any corporation, partnership, firm or association which is a competitor or potential competitor of EFT.

4.14     Indebtedness of Officers and Directors

    Products is not indebted to any person who is or has been an officer, director or stockholder of Products or to any member of the immediate family of any such person.

4.15     Litigation

    There are no claims, legal actions, suits, arbitration's, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of Products or threatened against or relating to Products, its assets or activities and Products does not know or have any reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

4.16     Adverse Facts

    No facts are known to Products that would materially and adversely affect the future activities of Products.

4.17     Brokers

    Products's negotiations relative to this Agreement and the transaction contemplated hereby have been carried on by it directly with EFT and the shareholders in such manner, without the intervention of any third parties, so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payments.



4.18     Confidential Information

    Products shall not, prior to or after the Closing, divulge to third parties any confidential information received from EFT or the shareholders except as may be required to be disclosed pursuant to applicable law.

5.  CONDUCT OF EFT'S BUSINESS PRIOR TO THE CLOSING

5.1 Negative Covenants

    EFT agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of Products, EFT will not take, or permit to be taken, any of the following actions:

    (a)  Alter or amend its Articles of Incorporation or By-Laws.

    (b) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (c)  Enter into any option, call or commitment with respect to its stock..

    (d) Incur any liability or obligation, except current liabilities in the ordinary course of business and obligations under contracts entered into in the ordinary course of business.

    (e) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors at a rate in excess of the rate of compensation in effect as to such individual, respectively, on the date hereof.

    (f) Enter into any contract or commitment, which is not the ordinary course of business of EFT or which, does, or could be expected to, materially adversely affect EFT's business.

    (g) Borrow funds or incur any indebtedness of any nature except in the ordinary course of business.

    (h) Change its banking and safe deposit arrangements, except as in the ordinary course of business.

    (i) Accept, amend or grant any license, patent or trademark, or settle the infringement of any trademark or patent.

    (j) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business, except settlements made by insurers.

5.2 Affirmative Covenants

    EFT and the Shareholders agree that between the date hereof and the Closing, EFT will:

    (a) Conduct its business only in the ordinary course and at the place or places said business is conducted.

    (b) Maintain in force the insurance policies presently in force or insurance policies providing substantially the same coverage, under which EFT is the insured or the beneficiary.

    (c) Preserve its business organization taken as a whole substantially intact, keep available the services of its present officers and employees and preserve the good will of its suppliers, customers and others having business relations with any of them.

(d) Afford to Products and its counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of EFT's properties, books, contracts, commitments and records, and during said period furnish all information which Products may reasonably request.


6. CONDUCT OF PRODUCTS'S CORPORATE AFFAIRS PRIOR TO THE CLOSING

6.1 Negative Covenants

    Products agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of EFT and the shareholders, Products will not take, or permit to be taken, any of the following actions:

    (a)  Initiate or engage in any business activities of any kind whatsoever.

    (b) Alter or amend its Articles of Incorporation or By-Laws except to change its name.

    (c) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (d) Enter into any option, call or commitment with respect to its capital stock.

    (f)  Incur any liability or obligation except legal and accounting fees.

    (g) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors.

    (h)  Make any profit sharing, incentive, pension or retirement payment.

(i) Maintains no bank account; therefore cannot change its banking and safe deposit arrangements.

    (j)  Enter into any contract or commitment.

    (k)  Borrow funds or incur any indebtedness.

    (l) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business.

6.2 Affirmative Covenants

    Products agrees that between the date hereof and the Closing, Products will:

    (a) Preserve its organizations taken as a whole substantially intact and keep available the services of its present officers.

    (b) Afford to EFT and their counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of Products's properties, books, contracts, commitments and records, and during said period furnish all information which EFT may desire to effectuate this Agreement.

7.  CONDITIONS PRECEDENT TO PRODUCTS'S OBLIGATIONS

    Products's obligations under this Agreement are subject to the fulfillment prior to the Closing of each of the following conditions:

    7.1 EFT's representations and warranties contained in this Agreement and in any certificate or document delivered to Products pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; EFT shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    7.2 EFT shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against EFT that would materially affect the business of EFT or the carrying out of this Agreement.

    7.3 Products shall have been furnished with an opinion, dated as of the Closing Date, of counsel to EFT to the effect that:

    (a) EFT is a corporation duly organized, validly existing and in good standing under the laws of Ontario, Canada.

    (b) The authorized and issued capital stock of EFT consists of the number of shares stated in Section 3.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by EFT and constitutes a legal, valid and binding obligation of EFT enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, orders, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) EFT's stock to be delivered to Products under this Agreement will, when so delivered, be validly issued and outstanding and fully paid and non-assessable.

    (f) Except as may be specified by said counsel, he does not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to EFT or its properties or businesses, or the transactions contemplated by this Agreement.

    7.4 EFT has not incurred any material adverse change in its assets, liabilities, financial condition, business, prospects or operations since the execution of this Agreement.

    7.5 EFT shall deliver to Products a certified copy of the resolution of its Board of Directors and Shareholders approving this Agreement and the transaction contemplated hereby.

7.6 All documents required to be delivered to Products at or prior to the Closing shall have been so delivered.

8.  CONDITIONS PRECEDENT TO  EFT'S OBLIGATIONS

    EFT's obligations under this agreement are subject to the fulfillment prior to the closing of each of the following conditions.

    8.1 Products's representations and warranties contained in this Agreement and in any certificate or document delivered to EFT pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; Products shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    8.2 Products shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against Products that would materially affect the carrying out of this Agreement.

    8.3 EFT shall have been furnished with an opinion dated as of the Closing date of counsel for Products, to the effect that:

    (a) Products is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) The authorized and issued capital stock of Products consists of the number of shares stated in Section 4.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by Products and constitutes a legal, valid and binding obligation of Products enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, order, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) Except as may be specified by said counsel, they do not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to Products or its activities or assets, or the transactions contemplated by this Agreement.

    8.3 Products shall not have incurred any adverse change in its assets, liabilities, financial condition, activities, prospects or operations.

    8.4 Products shall deliver to the Shareholders of EFT a certified copy of the resolutions of its Board of Directors approving this Agreement and the transactions contemplated hereby.

    8.5 All documents required to be delivered to the Shareholders and EFT at or prior to the Closing shall have been so delivered.


9.  MISCELLANEOUS

9.1 Survival

    All representations, warranties, covenants and agreements made by any of the parties hereto in this Agreement or in any certificate or instrument delivered by or on behalf of any of them pursuant hereto shall survive the execution and delivery of this Agreement, any investigation that may have been made or may be made at any time by or on behalf of any party hereto, and the consummation of this Agreement.

9.2 Parties in Interest

    This Agreement shall be binding upon and inure to the benefit of and be enforceable by each corporate party hereto and its successors and each individual party hereto and his heirs, personal representatives and successors.
 This Agreement shall not be assigned by any party hereto (except by operation of law) and any such prohibited assignment shall be null and void.

9.3 Expenses and Reorganization

    Each of the parties to this Agreement shall bear their respective expenses relating to this Agreement.

9.4 Governing Law

    This Agreement shall be governed by and construed and enforced under the laws of the State of Delaware without regard to principles of conflicts of law.

9.5 Entire Agreement

    This Agreement contains the entire understanding of the parties hereto with respect to the subject mater herein contained and no amendment, modification or termination of this Agreement shall be valid unless expressed in a written instrument executed by the parties hereto or their respective successors.

9.6 Exhibits

    All Schedules to this Agreement or other certificates or documents delivered pursuant to this Agreement shall be deemed to be a part of this Agreement, whether or not required to be annexed hereto, and shall be initialed by the party required to deliver such Schedule, certificate or document.

9.7 Waiver

    No waiver or any provision of, or any breach or default of this Agreement, shall be considered valid unless in writing and signed by the party giving such waiver and no waiver shall be deemed a waiver of any other provisions or any subsequent breach or default of a similar nature.

9.8 Further Assurances

    Each party to this Agreement will, at the request of the other, execute and deliver to such other party all further endorsements and documents as such other party may reasonably request in order to consummate and perfect the transactions contemplated by this Agreement.

9.9 Count erparts

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

9.10     Headings

    Section headings are contained on this Agreement only for purposes of convenience of reference and shall not affect the interpretation of this Agreement or modify any of its terms or provisions.

9.11     Notices

    Any notice or other communication permitted or required to be given hereunder shall be in writing and shall be deemed to have been given upon receipt by first class registered mail, certified mail, or recognized over-night courier, in all cases with written confirmation of receipt required, addressed to the parties as set forth below:


    To:  PRODUCTS  c/o Gentile & Turpen
                   152 Main Street, First Floor
                   Flemington, New Jersey
                   USA
                   08822


    To:  EFT       5430 Harvester Road, Unit A
                   Burlington, Ontario
                   Canada
                   L7L-5N5


    Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the other parties.

    IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                   ENVIRONMENTAL PRODUCTS GROUP INC.



                   BY:  /s/Blaine Froats, Chairman & CEO



seal                    BY:  /s/Sean Froats, Secretary/Treasurer





                        SHAREHOLDER




                        BY:  /s/Blaine Froats In Trust



Witness: /s/James Guest




Exhibit 6 M


AGREEMENT AND PLAN OF REORGANIZATION

ENVIRONMENTAL PRODUCTS GROUP INC.

ACQUISITION OF

ENVIRONMENTAL SHELTER CORPORATION INC.


AGREEMENT AND PLAN OF REORGANIZATION



    AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") made as of this 20th day of November, 1998, by and among Environmental Products Group Inc. ("Products"), a Delaware corporation with offices at 152 Main Street, First Floor, Flemington, New Jersey, USA, 08822, and Environmental Shelter Corporation Inc. ("ESC"), with offices at 5430 Harvester Road, Unit A, Burlington, Ontario, Canada, L7L-5N5 and the shareholders of ESC as set forth on the signature pages hereof ("Shareholders").

PREMISES
    Products desires to acquire all of the issued and outstanding stock of ESC, so as to make ESC a wholly-owned subsidiary of Products, the shares of ESC will be exchanged for shares of Products's common stock, to be exchanged as set out herein with the said shareholders.

PLAN OF REORGANIZATION
    The reorganization will comprise the acquisition by Products of all the outstanding capital stock of ESC in exchange solely for a part of Products's voting stock. The exchange by the Shareholders of the capital stock of ESC for voting common stock of Products shall be made upon and subject to the terms and conditions of this Agreement hereinafter set forth and is intended to qualify as a tax free reorganization pursuant to the provisions of Section 368(a) (1) (B) of the Internal Revenue Code of 1986, as amended.

AGREEMENT
    NOW, THEREFORE, in consideration of the promises and respective agreements hereinafter set forth, the aforementioned parties hereby agree as follows:

1.  EXCHANGE OF SHARES
    Products and the Shareholders agree that all of the issued and outstanding shares of common stock of ESC (the "ESC Stock") shall be exchanged with Products for the issuance by Products to the shareholders of ESC of six hundred and sixty five hundred thousand (665,000) shares of Common Stock of Products, $.001 par value, per share (the "New Products shares"). The distribution to the Shareholders shall be as follows:

Blaine Froats In Trust      665,000 Common, voting Shares


2.  CLOSING
2.1 Time and Place.

    The closing of the transactions contemplated by Section 1 hereof shall take place at 10:00 A.M., on November 23, 1998, at 5430 Harvester Road, Burlington, Ontario, Canada or such other time and place as the parties hereto shall agree.

2.2 Actions to be taken.

    At the Closing the Shareholders' representative shall assign, transfer, deliver and set over to Products any and all evidence of ownership of the issued and outstanding ESC Stock duly endorsed and with any required documentary or stamp taxes affixed at the Shareholder's expense so as to make Products the sole owner thereof, free and clear of all liens, claims and encumbrances. At the closing, Products shall issue and deliver to the shareholders the New Products Shares.

3.  REPRESENTATIONS AND WARRANTIES OF THE
SHAREHOLDERS AND ESC.

    The ESC and the Shareholders, hereby represent and warrant to Products that, with respect to the ESC Stock and with respect to ESC, effective this date, the representations listed below are true and correct, and further covenant and agree that, as of the Closing Date, the following representations will be true and correct.

3.1 Organization and Standing
    ESC is a corporation duly organized and validly existing and in good standing under the laws of Ontario, Canada and has all requisite corporate power and authority to own its property, to carry on its business as now being conducted and to enter into and carry out the provisions of this Agreement. ESC is duly licensed and qualified to do business and own properties in each jurisdiction in which it conducts business.

3.2 Capitalization

    The duly authorized capital stock of ESC consists of an unlimited number of shares of common stock, no par value per share, of which 665,000 shares are outstanding, validly issued, fully paid and nonassessable and owned of record by the Shareholders. There are no other securities of ESC now outstanding or securities on which it is or may be liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive rights), or warrants, rights, options, calls, commitments or other agreements presently outstanding.



3.3 Corporate Records

    A copy of ESC's Articles of Incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of ESC as of a recent date, are attached as Schedule 3.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books, if any, of ESC or any other documents record and reflect the complete and accurate records of all corporate actions taken by the directors and shareholders of ESC. The stock book or its corporate equivalent of ESC reflects accurately the foregoing or, in the event that there have in the past been shareholders of ESC the names of all persons who at any time in the past were record shareholders of ESC, the number of shares of capital stock held by each such shareholder and the circumstances of any past transfers or redemption's of any shares of ESC held prior to the date hereof by any person other than the shareholders.

3.4 Subsidiaries

    ESC owns no securities of any other entity.

3.5 Default Under Loans

    ESC is not in default in the payment of principal or interest and has fully complied with all other covenants, obligations and conditions of all indebtedness outstanding. No event has occurred which with the passage of time would be a default under any instrument of indebtedness. Attached hereto as
Schedule 3.5 is a complete and accurate list of all indebtedness, in whatever form, of ESC.

3.6 No Agreement or Court Orders

    ESC is not a party or subject to or bound by any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contained any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

3.7 Authority

    The execution, delivery and performance of this entire Agreement is subject to agreement of the Board of Directors of and dependent on a vote of agreement by the shareholders of ESC with a minimum acceptance percentage of eighty percent (80%). ESC has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of ESC or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which ESC is a party or by which it is bound.



3.8 Recent Financial Statements

    ESC's Representative delivered to Products a Balance Sheet of the Company as of October 14th, 1998 (the "Recent Balance Sheet") and the related Statement of Earnings for the fiscal year then ended (the "Recent Income Statement") all attached hereto as Schedule 3.8. Such Recent Balance Sheet and Recent Income Statement being hereinafter sometimes collectively called the "Recent Financial Statement" have not been audited. The Recent Financial Statements are true, correct and complete and accurately and truly present the financial condition of ESC as of the date thereof and the results of its operations for the period therein specified and have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements, either on the face thereof or in the notes thereto, include, reflect or disclose all periods involved. Without limiting the generality of the foregoing, the Recent Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of ESC, as at the date thereof, including all appropriate reserves for taxes and there are no other debts or claims or demands with respect thereof, relating to or arising out of any act, transaction or circumstances which occurred or existed on or before the date of the Recent Balance Sheet, due or payable, except as included, reflected or disclosed on the Recent Balance Sheet. The Recent Income Statement does not contain any item of special or non-recurring income or other income not earned in the ordinary course of business except as expressly specified therein.

3.9 Other Financial Statements

    ESC has delivered to Products copies of all other financial statements of ESC, prepared by or for ESC as of the Closing Date from the date of the Recent Financial Statements, all of which will be true, complete and correct and will have been prepared in accordance with sound generally accepted accounting principles consistently followed throughout the period indicated.

3.10     Liabilities and Obligations

    All liabilities of ESC and all obligations of ESC with respect to contracts and commitments which arose or arise after the date of ESC's Recent Financial Statements and prior to the Closing were or will be incurred only in the ordinary course of business. All liabilities for taxes with respect to the period after the date of ESC's Recent Financial Statements and prior to the Closing were or will be incurred in the ordinary course of business. Except to the extent reflected, included, disclosed or reserved against in ESC's recent Balance Sheet. ESC has no present knowledge of, or present reason to believe in the existence of, any liability of any kind or nature whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities due to or to become due, with respect to any period after the date of ESC's Recent Balance Sheet and prior to the date of this Agreement.

3.11     Absence of Changes

    Since October 14th, 1998, the business of ESC has been operated and as of the Closing will be operated only in the ordinary course of business, and without limiting the generality of the foregoing, ESC has not:

    (a) Suffered any materially adverse change in its financial condition, prospects, operations or business.

    (b) Increased the rate of compensation payable to any officer, employee or agent, or granted or accrued any bonus, payment or other benefit due under any pension, incentive, deferred compensation or similar plan to any such person.

    (c) Incurred any labor dispute, work stoppage, sabotage, formal or informal complaint of unfair labor practices, or had any representational proceedings initiated, demand made for the recognition of any union as bargaining agent or any other similar event or condition which has materially and adversely affected its business.

    (d) Incurred any obligation or liability (absolute or contingent) except current liabilities under contracts entered into in the ordinary course of business, none of which materially adversely affects the business or prospects of ESC.

    (e) Discharged or satisfied any lien, encumbrance, obligation or liability (absolute or contingent) other than current liabilities and obligations shown on the Recent Financial Statements or incurred since the date of the Recent Financial statements in the ordinary course of business.

    (f) Mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except for the ordinary cause of business.

    (g) Sold, transferred, mortgaged, pledged, or subjected to lien, charge or other encumbrances any of its assets except in the ordinary course of business.

    (h) Suffered any extraordinary losses or waived any rights of substantial value.

    (i) Made or declared any distribution or dividend to its shareholders with respect to its capital stock, or otherwise.

(j) Entered into any transaction not in the ordinary course of business other than this Agreement.




3.12     Taxes

    All required national profit tax returns of ESC have been accurately prepared and duly and timely filed, and all national and local taxes have been paid with respect to the periods covered by such returns.

3.13     Title to Properties

    ESC has good and marketable title to all the properties and assets it purports to own, including, without limitation, those reflected in its books and records and in its Recent Financial statements (except assets thereafter sold in the ordinary course of business). No properties and assets are subject to a lien or mortgage, except as expressly set forth in its Recent Financial Statements. All of such properties and assets are in good operating condition and repair and conform to all applicable ordinances, regulations and other laws or requirements. All of ESC's fixtures and improvements to real property, and its use of real property, conform in all material respects with all applicable building, zoning and other laws, ordinances, orders and regulations and applicable public and private covenants or restrictions.

3.14     Title to Stock

    The Shareholders are the owners of the ESC Stock, which stock constitutes all of the capital stock of ESC, issued and outstanding, and all of which stock will be delivered by them hereunder, free and clear of all liens, pledges, encumbrances, charges, agreements or claims by or on the part of any persons, firm or corporation, and the Shareholders have good and marketable title thereto with full right and unrestricted power to assign, transfer, and deliver such stock to Products as provided in this Agreement. No right or option to purchase any of the ESC Stock or any other securities of ESC exists in favor of any person, firm or corporation.

3.15     Agreements

    ESC is not in default under any contract, agreement or commitment. No consent of third parties to any contract, agreement or commitment of ESC is required for the execution or consummation of this Agreement.

3.16     Indebtedness of Officers and Directors

    ESC is not indebted to the shareholders or to any other person who is or has been an officer, director, or shareholder of ESC, or to any member of the immediate family of any such person.

3.17     Litigation

    There are no claims, legal actions, suits, arbitration's, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of ESC or the shareholders threatened against or relating to ESC, its properties, assets or business and neither ESC nor the shareholders knows or has reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

3.18     Pension or Benefit Plans

    ESC has no formal or informal written or unwritten pension, profit-sharing, stock option, or employee benefit or welfare plans of any kind whatsoever, or agreements with any persons for the making or granting of any pension, profit sharing or bonus payments or benefits or any stock options, other than a Commission Bonus Plan for sales employees.

3.19     Relations with Labor

    ESC is not a party to any collective bargaining agreements and there is no union or collective bargaining agent for ESC's employees. ESC has no employment grievances, disputes, or controversies and there are no threats of strikes or work stoppage or demand for the recognition of any union or bargaining agent for any employees.

3.20     Patents

    ESC is not infringing upon or otherwise acting adversely to any copyrights, trademarks, trademark rights, patents, patent rights or licenses owned by any person or persons, and there is no such claim or action pending or threatened, with respect thereto.

3.21     Good Standing

    Each license, permit, franchise and authorization of ESC from any local governmental or other regulatory authority is in good standing and in full force and effect. ESC does not know of any reason which could cause any of the above to be terminated. There shall not be any termination or suspension after the Closing Date of any or all of the above arising out of, relating to, or caused by (i) any failure to file, or any inadequacy in filing of, any documents, reports and disclosures required under applicable rules and regulations of any local law or agency to be filed by ESC prior to the Closing Date, (ii) activities of ESC or its personnel prior to the Closing Date, (iii) any other failure to comply with applicable rules and regulations prior to the Closing Date, or (iv) this Agreement or the transactions contemplated by this Agreement.

3.22     Compliance with Law

    ESC has complied with all state and local applicable laws, rules, regulations, ordinances and orders applicable to its business or properties including, without limitation, those of any agency or subdivision thereof. ESC has duly filed all returns, reports, registration statements and other documents and furnished all information required or requested by any local governmental agency having jurisdiction with respect to ESC or its business or properties and all of the foregoing are true and complete in all respects and all payments, fees and charges reflected therein as due, or upon any deficiency notice with respect thereto, have been paid. No act of ESC, including without limitations the issuance and transfers of the capital stock of ESC, required registration under the Securities Act of 1933, as amended or the applicable Canadian equivalent thereof.

3.23     Continuance of Business

    The businesses now conducted by ESC are substantially the same as the respective businesses conducted by it throughout the periods covered by its respective financial statements referred to in Section 3.8 and 3.9 hereof, and there has been no material change during any of such periods in the type or nature of its respective services, products, customers, suppliers or methods of operation. ESC has not received any notification and neither has any reason to believe that any persons or businesses with whom ESC does business will cease doing business, or any portion of any business, with ESC.

3.24     Adverse Facts

    No facts are known to ESC that would materially and adversely affect future operations of ESC.

3.25     Brokers

    ESC's negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by ESC directly with Products in such manner, without the intervention of any third parties so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payment.

3.26     Warranties

    No representation, covenant or warranty by ESC in this Agreement or any statement or certification furnished or to be furnished to Products pursuant to this Agreement or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of material facts or omits or will omit a material fact necessary to make the statements contained herein, in light of the circumstances under which they were made, true and correct.

4.  REPRESENTATION AND WARRANTIES BY PRODUCTS

    Products hereby represents and warrants as follows:


4.1 Organization and Standing

    Products is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and Products has all requisite corporate power and authority to enter into and carry out the provisions of this Agreement. Products owns no property and neither conducts nor carries on any business.

4.2 Capitalization

    The duly authorized capital stock of Products consists of twenty million (20,000,000) shares, par value $.001 per share, of Common Stock, of which a total of 53,417 Products shares are presently outstanding (post contemplated take-overs and purchases), validly issued, fully paid and non assessable and owned of record by the shareholders in those amounts indicated on a shareholder list, as of a date not more than thirty (30) days prior to the date of this Agreement, certified as accurate by the duly appointed transfer agent of Products, and annexed hereto as Exhibit 4.2 hereof. Except as otherwise noted by Products on the said shareholder list, Products does not know of any beneficial interests in the said outstanding common stock other than the interests of record set forth on such list or on Schedule 4.2 hereto. There are no other securities of Products now outstanding or securities on which it is or may become liable, or securities on which it is or may become liable, or securities that are or may become required to be issued by reason of any statutory requirements (including, without limitation, preemptive right(s), or warrants, rights, options, calls, commitments or other agreements presently outstanding.

4.3 Corporate Records

    A copy of Products's certificate of incorporation and the By-Laws, all as amended, all of which are certified by the Secretary of Products as of a recent date are attached as Schedule 4.3 hereto and each of the foregoing will be complete, true and correct on the Closing date. The minute books of Products contain complete and accurate records of all meetings of its stockholders and directors and of all corporate action taken by them to the extent available as at the present date. The shareholder records of Products reflect accurately the names of the record shareholders of Products and the number of shares of capital stock held by each shareholder.

4.4 Subsidiaries

    Products  owns no securities of any other entity.

4.5 Inactive Corporation

    Products has conducted no business activities since 1995 and has no liabilities or assets except as disclosed on Schedule 4.11 attached hereto.

 4.6     Tradable Stock

    All of Products's outstanding Common Stock is presently traded or is eligible to be traded publicly in the over-the-counter market in accordance with regulations pertaining thereto.

4.7 SEC Reporting Obligations

    Products intends to register new Products shares under the Securities Exchange Act of 1934, as amended (the "34 Act") and Products will therefore be required to comply with the reporting requirements of Section 13 of the said 34 Act.

4.8 Default Under Loans

    Products has no outstanding mortgages, loan agreements or indebtedness of any kind, nature or description.

4.9 No Agreements or Court Orders

    Products is not a party to, subject to, or bound by, any agreement or any judgment, order, writ, injunction or decree of any court or governmental body which contains any provisions which could operate to impair the carrying out of this Agreement or any of the transactions contemplated hereby.

4.10     Authority

    The execution, delivery and performance of this Agreement by Products has been duly and effectively authorized by all requisite corporate action and will not violate any provision of the Articles of Incorporation or By-Laws of Products or any provision of, or result in the acceleration of any obligation under, any agreement, indenture, instrument, lease, contract or other undertaking to which Products is a party or by which it is bound.

4.11     Audited Financial Statements

    Prior to or on the Closing Date, Products will deliver to ESC the audited financial statements & any unaudited interim period (the "Products Financial Statements") through its last fiscal year and any subsequent interim periods.
T
he Products Financial Statements are true, correct and complete and accurately and truly present the financial condition of Products as at the date thereof and the results of its operations for the period therein specified and are prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding period and consistently maintained throughout the periods involved. Without limiting the generality of the foregoing, the Products Financial Statements disclose all debts, liabilities, commitments and obligations of every nature, whether absolute, accrued, contingent or otherwise of Products as at the date thereof, and there will be no other debts, claims, or demands relating to or arising out of any act, transaction or circumstances which will have occurred or existed on or before the date of the Products Financial Statements. Products is inactive, and represents that it will conduct no business subsequent to the date of the Products Financial Statements.

4.12     Agreements

    Products is not a party to any contract, agreement or commitment and no consent of any third party is required for the execution or consummation of this Agreement.

4.13     Competing Interests

    None of Products's principal shareholders (owning 5% or more of its issued and outstanding common stock), officers or directors, own, directly or indirectly, a material interest in any corporation, partnership, firm or association which is a competitor or potential competitor of ESC.

4.14     Indebtedness of Officers and Directors

    Products is not indebted to any person who is or has been an officer, director or stockholder of Products or to any member of the immediate family of any such person.

4.15     Litigation

    There are no claims, legal actions, suits, arbitration's, governmental investigations or other legal or administrative proceedings in progress or pending or to the knowledge of Products or threatened against or relating to Products, its assets or activities and Products does not know or have any reason to be aware of any facts which might result in any such claim, action, suit, arbitration or other proceeding.

4.16     Adverse Facts

    No facts are known to Products that would materially and adversely affect the future activities of Products.

4.17     Brokers

    Products's negotiations relative to this Agreement and the transaction contemplated hereby have been carried on by it directly with ESC and the shareholders in such manner, without the intervention of any third parties, so as not to give rise to any valid claims against any of the parties hereto for a brokerage commission or other like payments.




4.18     Confidential Information

    Products shall not, prior to or after the Closing, divulge to third parties any confidential information received from ESC or the shareholders except as may be required to be disclosed pursuant to applicable law.

5.  CONDUCT OF ESC'S BUSINESS PRIOR TO THE CLOSING

5.1 Negative Covenants

    ESC agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of Products, ESC will not take, or permit to be taken, any of the following actions:

    (a)  Alter or amend its Articles of Incorporation or By-Laws.

    (b) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (c)  Enter into any option, call or commitment with respect to its stock..

    (d) Incur any liability or obligation, except current liabilities in the ordinary course of business and obligations under contracts entered into in the ordinary course of business.

    (e) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors at a rate in excess of the rate of compensation in effect as to such individual, respectively, on the date hereof.

    (f) Enter into any contract or commitment, which is not the ordinary course of business of ESC or which, does, or could be expected to, materially adversely affect ESC's business.

    (g) Borrow funds or incur any indebtedness of any nature except in the ordinary course of business.

    (h) Change its banking and safe deposit arrangements, except as in the ordinary course of business.

    (i) Accept, amend or grant any license, patent or trademark, or settle the infringement of any trademark or patent.

    (j) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business, except settlements made by insurers.

5.2 Affirmative Covenants

    ESC and the Shareholders agree that between the date hereof and the Closing, ESC will:

    (a) Conduct its business only in the ordinary course and at the place or places said business is conducted.

    (b) Maintain in force the insurance policies presently in force or insurance policies providing substantially the same coverage, under which ESC is the insured or the beneficiary.

    (c) Preserve its business organization taken as a whole substantially intact, keep available the services of its present officers and employees and preserve the good will of its suppliers, customers and others having business relations with any of them.

(d) Afford to Products and its counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of ESC's properties, books, contracts, commitments and records, and during said period furnish all information which Products may reasonably request.


6. CONDUCT OF PRODUCTS'S CORPORATE AFFAIRS PRIOR TO THE CLOSING

6.1 Negative Covenants

    Products agrees that between the date hereof and the Closing, and except as permitted by the prior written consent of ESC and the shareholders, Products will not take, or permit to be taken, any of the following actions:

    (a)  Initiate or engage in any business activities of any kind whatsoever.

    (b) Alter or amend its Articles of Incorporation or By-Laws except to change its name.

    (c) Issue or become obligated to issue any securities of any kind including without limitation any notes or capital stock.

    (d) Enter into any option, call or commitment with respect to its capital stock.

    (f)  Incur any liability or obligation except legal and accounting fees.

    (g) Pay or accrue any salaries, fees, commissions or other compensation to its officers or directors.

    (h)  Make any profit sharing, incentive, pension or retirement payment.

(i) Maintains no bank account; therefore cannot change its banking and safe deposit arrangements.

    (j)  Enter into any contract or commitment.

    (k)  Borrow funds or incur any indebtedness.

    (l) Compromise or settle any litigation, proceeding or governmental investigation against it or its properties or business.

6.2 Affirmative Covenants

    Products agrees that between the date hereof and the Closing, Products will:

    (a) Preserve its organizations taken as a whole substantially intact and keep available the services of its present officers.

    (b) Afford to ESC and their counsel, accountants, and other representatives full access during normal business hours throughout the period prior to the Closing to all of Products's properties, books, contracts, commitments and records, and during said period furnish all information which ESC may desire to effectuate this Agreement.

7.  CONDITIONS PRECEDENT TO PRODUCTS'S OBLIGATIONS

    Products's obligations under this Agreement are subject to the fulfillment prior to the Closing of each of the following conditions:

    7.1 ESC's representations and warranties contained in this Agreement and in any certificate or document delivered to Products pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; ESC shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    7.2 ESC shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against ESC that would materially affect the business of ESC or the carrying out of this Agreement.

    7.3 Products shall have been furnished with an opinion, dated as of the Closing Date, of counsel to ESC to the effect that:

    (a) ESC is a corporation duly organized, validly existing and in good standing under the laws of Ontario, Canada.

    (b) The authorized and issued capital stock of ESC consists of the number of shares stated in Section 3.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by ESC and constitutes a legal, valid and binding obligation of ESC enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, orders, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) ESC's stock to be delivered to Products under this Agreement will, when so delivered, be validly issued and outstanding and fully paid and non-assessable.

    (f) Except as may be specified by said counsel, he does not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to ESC or its properties or businesses, or the transactions contemplated by this Agreement.

    7.4 ESC has not incurred any material adverse change in its assets, liabilities, financial condition, business, prospects or operations since the execution of this Agreement.

    7.5 ESC shall deliver to Products a certified copy of the resolution of its Board of Directors and Shareholders approving this Agreement and the transaction contemplated hereby.

7.6 All documents required to be delivered to Products at or prior to the Closing shall have been so delivered.

8.  CONDITIONS PRECEDENT TO  ESC'S OBLIGATIONS

    ESC's obligations under this agreement are subject to the fulfillment prior to the closing of each of the following conditions.

    8.1 Products's representations and warranties contained in this Agreement and in any certificate or document delivered to ESC pursuant hereto shall be deemed to have been made again at and as of the time of the Closing and shall then be true in all materiel respect; Products shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing.

    8.2 Products shall not be a defendant in any lawsuit or proceeding or governmental investigation pending or threatened against Products that would materially affect the carrying out of this Agreement.

    8.3 ESC shall have been furnished with an opinion dated as of the Closing date of counsel for Products, to the effect that:

    (a) Products is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

    (b) The authorized and issued capital stock of Products consists of the number of shares stated in Section 4.2 of this Agreement.

    (c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action and this Agreement has been duly executed and delivered by Products and constitutes a legal, valid and binding obligation of Products enforceable in accordance with its terms.

    (d) To the best of counsel's knowledge, there are no agreements, judgments, order, writs, injunctions or decrees of any court or governmental body which would prevent the transactions contemplated by this Agreement.

    (e) Except as may be specified by said counsel, they do not know of any litigation, proceeding or governmental investigation pending or threatened against or relating to Products or its activities or assets, or the transactions contemplated by this Agreement.

    8.3 Products shall not have incurred any adverse change in its assets, liabilities, financial condition, activities, prospects or operations.

    8.4 Products shall deliver to the Shareholders of ESC a certified copy of the resolutions of its Board of Directors approving this Agreement and the transactions contemplated hereby.

    8.5 All documents required to be delivered to the Shareholders and ESC at or prior to the Closing shall have been so delivered.


9.  MISCELLANEOUS

9.1 Survival

    All representations, warranties, covenants and agreements made by any of the parties hereto in this Agreement or in any certificate or instrument delivered by or on behalf of any of them pursuant hereto shall survive the execution and delivery of this Agreement, any investigation that may have been made or may be made at any time by or on behalf of any party hereto, and the consummation of this Agreement.

9.2 Parties in Interest

    This Agreement shall be binding upon and inure to the benefit of and be enforceable by each corporate party hereto and its successors and each individual party hereto and his heirs, personal representatives and successors.
 This Agreement shall not be assigned by any party hereto (except by operation of law) and any such prohibited assignment shall be null and void.

9.3 Expenses and Reorganization

    Each of the parties to this Agreement shall bear their respective expenses relating to this Agreement.

9.4 Governing Law

    This Agreement shall be governed by and construed and enforced under the laws of the State of Delaware without regard to principles of conflicts of law.

9.5 Entire Agreement

    This Agreement contains the entire understanding of the parties hereto with respect to the subject mater herein contained and no amendment, modification or termination of this Agreement shall be valid unless expressed in a written instrument executed by the parties hereto or their respective successors.

9.6 Exhibits

    All Schedules to this Agreement or other certificates or documents delivered pursuant to this Agreement shall be deemed to be a part of this Agreement, whether or not required to be annexed hereto, and shall be initialed by the party required to deliver such Schedule, certificate or document.

9.7 Waiver

    No waiver or any provision of, or any breach or default of this Agreement, shall be considered valid unless in writing and signed by the party giving such waiver and no waiver shall be deemed a waiver of any other provisions or any subsequent breach or default of a similar nature.

9.8 Further Assurances

    Each party to this Agreement will, at the request of the other, execute and deliver to such other party all further endorsements and documents as such other party may reasonably request in order to consummate and perfect the transactions contemplated by this Agreement.

9.9 Count erparts

    This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

9.10     Headings

    Section headings are contained on this Agreement only for purposes of convenience of reference and shall not affect the interpretation of this Agreement or modify any of its terms or provisions.

9.11     Notices

    Any notice or other communication permitted or required to be given hereunder shall be in writing and shall be deemed to have been given upon receipt by first class registered mail, certified mail, or recognized over-night courier, in all cases with written confirmation of receipt required, addressed to the parties as set forth below:



    To:  PRODUCTS  c/o Gentile & Turpen
                   152 Main Street, First Floor
                   Flemington, New Jersey
                   USA
                   08822


    To:  ESC       5430 Harvester Road, Unit A
                   Burlington, Ontario
                   Canada
                   L7L-5N5


    Each of the foregoing shall be entitled to specify a different address by giving notice as aforesaid to the other parties.

    IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first written above.


                   ENVIRONMENTAL PRODUCTS GROUP INC.



                   BY:  /s/Blaine Froats, Chairman & CEO



seal                    BY:  /s/Sean Froats, Secretary/Treasurer

                        SHAREHOLDER

                        BY:  /s/Blaine Froats In Trust


Witness: /s/ James Guest